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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                         Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2014 through April 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                Pioneer High
                                Yield Fund

--------------------------------------------------------------------------------
                                Semiannual Report | April 30, 2015
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A     TAHYX
                                Class C     PYICX
                                Class R     TYHRX
                                Class Y     TYHYX
                                Class Z     TAHZX

                                [LOGO] PIONEER
                                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          44

Notes to Financial Statements                                                 53

Trustees, Officers and Service Providers                                      65

                         Pioneer High Yield Fund | Semiannual Report | 4/30/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/ expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer High Yield Fund | Semiannual Report | 4/30/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/15 3

Portfolio Management Discussion | 4/30/15

High-yield bonds posted positive gains over the six-month period ending April 30, 2015. In the following discussion, portfolio managers Tracy Wright and Andrew Feltus discuss the factors that affected the performance of Pioneer High Yield Fund during the six-month period. Ms. Wright, lead portfolio manager of the Fund, a senior vice president and a portfolio manager at Pioneer, and Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six months ended April 30, 2015?

A Pioneer High Yield Fund's Class A shares returned 2.15% at net asset value during the six-month period ended April 30, 2015, while the Fund's primary benchmark, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index, returned 1.51%, and the Fund's secondary benchmark, the BofA ML All-Convertibles Speculative Quality Index, returned 0.50%. During the same period, the average return of the 663 mutual funds in Lipper's High Yield Funds category was 1.00%, and the average return of the 781 mutual funds in Morningstar's High Yield Bond Funds category was 1.08%.

Q Could you please describe the investment environment for high-yield bonds during the six-month period ended April 30, 2015?

A The period was volatile, primarily driven by oil-price movements. Oil prices fell precipitously from their highs at the beginning of the period in November 2014 all the way through mid-March 2015, before rebounding somewhat by period end. Energy represents the largest sector within the domestic high-yield universe (and the Fund's primary benchmark, the BofA ML High Yield Master II Index), and so oil-price weakness drove the high-yield market lower during that time frame, hurting overall investor sentiment toward the asset class due to fears of possible increased default rates among issuers in the energy sector. Towards the end of the period, however, it became apparent to investors that energy companies were preserving their cash as well as communicating plans to cut spending, improve their balance sheets and maintain liquidity. In turn, valuations -- which had previously factored in dramatic default rates and considerably lower oil prices for an extended time -- rebounded and the domestic high-yield market was able to produce a modest, positive return for the six-month period as a whole.



4 Pioneer High Yield Fund | Semiannual Report | 4/30/15

Q Could you summarize your investment strategy in managing the Fund during the six-month period ended April 30, 2015?

A We kept the Fund invested in convertible securities and equities during the period, feeling they each offered value relative to high-yield bond in certain industries that are not well represented in the market, or where valuations are not attractive. We continued to be attracted to health care issuers during the period, as we believe growth in the sector will accrue to shareholders in a much more pronounced way than in other industries, and because there's been significant merger and acquisition activity in the group, which has helped support valuations. We reduced the Fund's exposure to energy during the period; specifically, we reduced exposure to the oil services industry, as we believed those companies would continue to struggle even if oil prices were to rebound strongly.

    Elsewhere, we underweighted the portfolio in basic industries, as commodity prices continued to be weak and a lack of overall global demand continued to pressure the sector. We also underweighted the Fund in CCC-rated bonds to reduce volatility at a time when we were investing return in the convertibles and equity markets in an attempt to generate total return.

Q Which of your asset allocation or other investment decisions aided the Fund's benchmark-relative performance during the six-month period ended April 30, 2015, and which of your decisions detracted from relative performance?

A Overall, favorable security selection results among the portfolio's holdings of convertible bonds and equities -- which are not part of the BofA ML High Yield Master II Index -- were the primary reasons for the Fund's benchmark-relative outperformance during the period. Selection results were particularly helpful in health care. Other large contributions to the Fund's relative returns in those asset classes came from holdings in the technology and consumer cyclicals sectors. Within the Fund's high-yield bonds allocation, security selection in basic industries and capital goods also helped relative performance, as did the portfolio's underweighting in basic industries as well as an allocation to catastrophe bonds. (Catastrophe bonds are issued by property-and-casualty insurers and are tied to "triggering" events, such as natural disasters; thus, the bonds are not correlated with the market's movements.) The allocation to catastrophe bonds helped the Fund's performance as they were held in the portfolio during what is typically a quiet season for hurricanes. Finally, the Fund's underweighting in CCC-rated securities also helped relative returns.



                         Pioneer High Yield Fund | Semiannual Report | 4/30/15 5

    On the down side, the Fund lost some ground to the BofA ML High Yield Master II Index due to an overweight in energy and through unfavorable security selection results among the convertible securities the portfolio held in that sector.

Q Which individual holdings in the portfolio helped the Fund's benchmark-relative performance the most during the six-month period ended April 30, 2015, and which holdings detracted from relative returns?

A The Fund's investment in the equity of Cubist Pharmaceuticals performed well during the period, as the company was acquired by Merck; and, in a similar vein, the portfolio's convertible security holdings in Salix Pharmaceuticals increased in value as that firm was acquired by Valeant Pharmaceuticals. The common stock and convertibles the portfolio held in General Cable also helped the Fund's performance, as the global manufacturer and distributor of wire and cable was involved in rumors that another company was looking to purchase it. Convertible holdings in ON Semiconductor fared well during the period due to a stronger-than-usual pricing environment and synergies the company realized through a recent acquisition. Lastly, the Fund's holdings of the common stock of insurance company Aetna appreciated during the period due to improving medical cost trends and increased overall insurance coverage levels.

    Conversely, the bonds the Fund held in independent oil & gas producers Swift Energy, Energy XXI, and Comstock Resources, along with oil & gas equipment and services firm Basic Energy Services, all detracted from relative performance due to the significant drop in oil prices throughout much of the period.

Q Did the Fund hold any derivative positions during the six-month period ended April 30, 2015, and did those positions have a material effect on performance?

A Yes. The Fund owned one small derivative position but it had little to no material impact on performance.

Q Have the Fund's distributions to shareholders increased or decreased over the past six months, and what were the reasons for the changes (if any)?

A The level of the Fund's distributions to shareholders over the six-month period was mostly unchanged. It should be noted, however, that the overall low interest-rate environment could affect the Fund's future distributions as older securities in the portfolio are either sold or called by issuers and then replaced with securities offering lower yields.

Q   What is your outlook?

A Despite the slowdown in the first quarter of 2015, we remain positive about the overall domestic economy, which we think will grow well enough to keep corporate profits healthy, given that cash flows have remained strong.

6 Pioneer High Yield Fund | Semiannual Report | 4/30/15

    We also believe the overall credit quality of the high-yield market looks good. The average default rate for high-yield bonds remains between 1% and 2%, much lower than historical averages. While disappointing growth trends overseas and rising geopolitical risks in some parts of the world are a source of concern, we think the U.S. economy is strong enough to overcome those outside influences and can continue to grow. We believe the U.S. Federal Reserve System is likely to begin raising short-term interest rates in the fall of 2015, thus delaying near-term market expectations of an imminent interest-rate hike.

Please refer to the Schedule of Investments on pages 17-43 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/15 7

Portfolio Summary | 4/30/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       51.9%
Convertible Corporate Bonds                                                14.1%
International Corporate Bonds                                               8.9%
U.S. Common Stocks                                                          8.5%
Senior Secured Loans                                                        7.0%
U.S. Preferred Stocks                                                       2.6%
Convertible Preferred Stocks                                                2.1%
U.S. Government Securities                                                  1.4%
Collateralized Mortgage Obligations                                         1.3%
International Common Stocks                                                 0.9%
Temporary Cash Investment                                                   0.6%
Asset Backed Securities                                                     0.5%
International Preferred Stocks                                              0.2%

* Includes investment in Insurance Linked Securities totaling 4.7% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

  1.  Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                        1.09%
--------------------------------------------------------------------------------
  2.  Sprint Corp., 7.25%, 9/15/21                                         1.03
--------------------------------------------------------------------------------
  3.  EP Energy LLC, 9.375%, 5/1/20                                        1.00
--------------------------------------------------------------------------------
  4.  Sealy Corp., 8.0%, 7/15/16 (4.0% cash, 4.0% PIK) (PIK)               0.88
--------------------------------------------------------------------------------
  5.  CHS, Inc., 8.0%, 11/15/19                                            0.87
--------------------------------------------------------------------------------
  6.  Citigroup, Inc., Floating Rate Note (Perpetual)                      0.82
--------------------------------------------------------------------------------
  7.  Scientific Games International, Inc., 10.0%, 12/1/22 (144A)          0.81
--------------------------------------------------------------------------------
  8.  Ford Motor Co.                                                       0.80
--------------------------------------------------------------------------------
  9.  Nuance Communications, Inc., 2.75%, 11/1/31                          0.79
--------------------------------------------------------------------------------
 10.  KB Home, 1.375%, 2/1/19                                              0.78
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Yield Fund | Semiannual Report | 4/30/15

Prices and Distributions | 4/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------
        Class                           4/30/15                    10/31/14
--------------------------------------------------------------------------------
          A                             $ 10.04                    $ 10.54
--------------------------------------------------------------------------------
          C                             $ 10.24                    $ 10.74
--------------------------------------------------------------------------------
          R                             $ 11.34                    $ 11.84
--------------------------------------------------------------------------------
          Y                             $ 10.04                    $ 10.55
--------------------------------------------------------------------------------
          Z                             $  9.32                    $  9.83
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14-4/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment           Short-Term         Long-Term
        Class             Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A              $ 0.2371             $ 0.0657          $ 0.4050
--------------------------------------------------------------------------------
          C              $ 0.2055             $ 0.0657          $ 0.4050
--------------------------------------------------------------------------------
          R              $ 0.2483             $ 0.0657          $ 0.4050
--------------------------------------------------------------------------------
          Y              $ 0.2514             $ 0.0657          $ 0.4050
--------------------------------------------------------------------------------
          Z              $ 0.2350             $ 0.0657          $ 0.4050
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 10-14.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/15 9

Performance Update | 4/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.


Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                Net      Public      BofA ML       BofA ML All-
                Asset    Offering    High Yield    Convertibles
                Value    Price       Master II     Speculative
Period          (NAV)    (POP)       Index         Quality Index
--------------------------------------------------------------------------------
10 Years        7.20%     6.70%      8.28%          8.68%
5 Years         7.62      6.63       8.18           9.32
1 Year          1.50     -3.07       2.57           2.34
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High     BofA ML High Yield     BofA ML All-Convertibles
                    Yield Fund       Master II Index        Speculative Quality Index
4/30/2005           $ 9,550          $10,000                $10,000
4/30/2006           $10,647          $10,907                $12,059
4/30/2007           $11,924          $12,260                $13,730
4/30/2008           $11,992          $12,159                $13,326
4/30/2009           $ 8,738          $10,373                $ 9,217
4/30/2010           $13,250          $14,958                $14,724
4/30/2011           $15,619          $16,954                $17,350
4/30/2012           $15,358          $17,827                $16,222
4/30/2013           $17,446          $20,330                $19,235
4/30/2014           $18,848          $21,610                $22,466
4/30/2015           $19,131          $22,165                $22,992

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Yield Fund | Semiannual Report | 4/30/15

Performance Update | 4/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                               BofA ML            BofA ML All-
                                               High Yield         Convertibles
               If           If                 Master II          Speculative
Period         Held         Redeemed           Index              Quality Index
--------------------------------------------------------------------------------
10 Years       6.47%        6.47%              8.28%              8.68%
5 Years        6.91         6.91               8.18               9.32
1 Year         0.75         0.75               2.57               2.34
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High     BofA ML High Yield     BofA ML All-Convertibles
                    Yield Fund       Master II Index        Speculative Quality Index
4/30/2005           $10,000          $10,000                $10,000
4/30/2006           $11,072          $10,907                $12,059
4/30/2007           $12,313          $12,260                $13,730
4/30/2008           $12,288          $12,159                $13,326
4/30/2009           $ 8,906          $10,373                $ 9,217
4/30/2010           $13,403          $14,958                $14,724
4/30/2011           $15,703          $16,954                $17,350
4/30/2012           $15,346          $17,827                $16,222
4/30/2013           $17,318          $20,330                $19,235
4/30/2014           $18,579          $21,610                $22,466
4/30/2015           $18,718          $22,165                $22,992

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 11

Performance Update | 4/30/15                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                 Net             BofA ML              BofA ML All-
                 Asset           High Yield           Convertibles
                 Value           Master II            Speculative
Period           (NAV)           Index                Quality Index
--------------------------------------------------------------------------------
10 Years         6.92%           8.28%                8.68%
5 Years          7.29            8.18                 9.32
1 Year           1.15            2.57                 2.34
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.49%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High     BofA ML High Yield     BofA ML All-Convertibles
                    Yield Fund       Master II Index        Speculative Quality Index
4/30/2005           $10,000          $10,000                $10,000
4/30/2006           $11,124          $10,907                $12,059
4/30/2007           $12,416          $12,260                $13,730
4/30/2008           $12,457          $12,159                $13,326
4/30/2009           $ 9,081          $10,373                $ 9,217
4/30/2010           $13,732          $14,958                $14,724
4/30/2011           $16,151          $16,954                $17,350
4/30/2012           $15,842          $17,827                $16,222
4/30/2013           $17,930          $20,330                $19,235
4/30/2014           $19,303          $21,610                $22,466
4/30/2015           $19,526          $22,165                $22,992

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Yield Fund | Semiannual Report | 4/30/15

Performance Update | 4/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                 Net            BofA ML             BofA ML All-
                 Asset          High Yield          Convertibles
                 Value          Master II           Speculative
Period           (NAV)          Index               Quality Index
--------------------------------------------------------------------------------
10 Years         7.64%          8.28%               8.68%
5 Years          8.00           8.18                9.32
1 Year           1.71           2.57                2.34
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer High     BofA ML High Yield     BofA ML All-Convertibles
                    Yield Fund       Master II Index        Speculative Quality Index
4/30/2005           $ 5,000,000      $ 5,000,000            $ 5,000,000
4/30/2006           $ 5,602,420      $ 5,453,300            $ 6,029,748
4/30/2007           $ 6,302,037      $ 6,130,193            $ 6,865,045
4/30/2008           $ 6,362,758      $ 6,079,455            $ 6,663,151
4/30/2009           $ 4,670,149      $ 5,186,417            $ 4,608,635
4/30/2010           $ 7,108,231      $ 7,479,018            $ 7,361,814
4/30/2011           $ 8,419,102      $ 8,477,088            $ 8,674,917
4/30/2012           $ 8,306,459      $ 8,913,557            $ 8,110,938
4/30/2013           $ 9,465,429      $10,164,992            $ 9,617,711
4/30/2014           $10,267,230      $10,804,993            $11,233,220
4/30/2015           $10,442,384      $11,082,270            $11,496,032

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 13

Performance Update | 4/30/15                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                 Net           BofA ML           BofA ML All-
                 Asset         High Yield        Convertibles
                 Value         Master II         Speculative
Period           (NAV)         Index             Quality Index
--------------------------------------------------------------------------------
10 Years         6.76%         8.28%             8.68%
5 Years          6.62          8.18              9.32
1 Year           1.70          2.57              2.34
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                Gross         Net
--------------------------------------------------------------------------------
                0.89%        0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High     BofA ML High Yield     BofA ML All-Convertibles
                    Yield Fund       Master II Index        Speculative Quality Index
4/30/2005           $10,000          $10,000                $10,000
4/30/2006           $11,153          $10,907                $12,059
4/30/2007           $12,490          $12,260                $13,730
4/30/2008           $12,627          $12,159                $13,326
4/30/2009           $ 9,272          $10,373                $ 9,217
4/30/2010           $13,968          $14,958                $14,724
4/30/2011           $16,617          $16,954                $17,350
4/30/2012           $15,754          $17,827                $16,222
4/30/2013           $17,952          $20,330                $19,235
4/30/2014           $18,920          $21,610                $22,466
4/30/2015           $19,241          $22,165                $22,992

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares for periods prior to their inception on July 6, 2007, would have been higher than the performance shown. For the period beginning July 6, 2007, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer High Yield Fund | Semiannual Report | 4/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from November 1, 2014, through April 30, 2015.

-----------------------------------------------------------------------------------------------
Share Class                   A              C              R              Y              Z
-----------------------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 11/1/14
-----------------------------------------------------------------------------------------------
Ending Account            $1,021.50      $1,017.80      $1,020.00      $1,021.90      $1,021.80
Value (after expenses)
on 4/30/15
-----------------------------------------------------------------------------------------------
Expenses Paid             $    5.76      $    9.51      $    7.21      $    4.36      $    4.26
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.90%, 1.44%, 0.87% and 0.85% for Class A, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2014 through April 30, 2015.

-----------------------------------------------------------------------------------------------
Share Class                   A              C              R              Y              Z
-----------------------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 11/1/14
-----------------------------------------------------------------------------------------------
Ending Account            $1,019.09      $1,015.37      $1,017.65      $1,020.48      $1,020.58
Value (after expenses)
on 4/30/15
-----------------------------------------------------------------------------------------------
Expenses Paid             $    5.76      $    9.49      $    7.20      $    4.36      $    4.26
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.90%, 1.44%, 0.87% and 0.85% for Class A, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer High Yield Fund | Semiannual Report | 4/30/15

Schedule of Investments | 4/30/15 (unaudited)

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount($)       (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             CONVERTIBLE CORPORATE BONDS -- 13.6%
                             ENERGY -- 1.2%
                             Oil & Gas Equipment & Services -- 0.2%
   2,170,000                 SEACOR Holdings, Inc., 3.0%, 11/15/28             $       1,972,085
------------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 0.1%
   3,365,000                 American Energy - Utica LLC, 3.5%
                             (3.50% Cash, 0.00% PIK), 3/1/21 (144A) (PIK)      $       1,598,375
------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.8%
   7,895,000                 Cobalt International Energy, Inc., 2.625%,
                             12/1/19                                           $       6,059,412
   4,155,000                 Energy & Exploration Partners, Inc., 8.0%,
                             7/1/19 (144A)                                             1,911,300
     475,000                 Energy XXI, Ltd., 3.0%, 12/15/18                            176,344
   3,120,000                 Whiting Petroleum Corp., 1.25%, 4/1/20 (144A)             3,716,700
                                                                               -----------------
                                                                               $      11,863,756
------------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.1%
   4,705,000                 Alpha Natural Resources, Inc., 3.75%, 12/15/17    $       1,576,175
                                                                               -----------------
                             Total Energy                                      $      17,010,391
------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.3%
                             Diversified Metals & Mining -- 0.3%
   3,805,000                 RTI International Metals, Inc., 1.625%, 10/15/19  $       4,508,925
                                                                               -----------------
                             Total Materials                                   $       4,508,925
------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.0%
                             Aerospace & Defense -- 0.1%
   2,150,000                 The KEYW Holding Corp., 2.5%, 7/15/19             $       1,889,312
------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.9%
  10,874,000                 General Cable Corp., 4.5%, 11/15/29 (Step)        $       8,284,629
   4,825,000                 SolarCity Corp., 1.625%, 11/1/19 (144A)                   4,722,469
                                                                               -----------------
                                                                               $      13,007,098
                                                                               -----------------
                             Total Capital Goods                               $      14,896,410
------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 1.6%
                             Homebuilding -- 1.2%
  11,400,000                 KB Home, 1.375%, 2/1/19                           $      10,872,750
   3,015,000                 Lennar Corp., 2.75%, 12/15/20 (144A)                      6,222,206
                                                                               -----------------
                                                                               $      17,094,956
------------------------------------------------------------------------------------------------
                             Housewares & Specialties -- 0.4%
   5,470,000                 Jarden Corp., 1.125%, 3/15/34                     $       6,324,688
                                                                               -----------------
                             Total Consumer Durables & Apparel                 $      23,419,644
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 17

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.3%
                             Specialized Consumer Services -- 0.3%
   2,710,000                 Ascent Capital Group, Inc., 4.0%, 7/15/20         $       2,120,575
   2,195,000                 Carriage Services, Inc., 2.75%, 3/14/21 (144A)            2,621,653
                                                                               -----------------
                                                                               $       4,742,228
                                                                               -----------------
                             Total Consumer Services                           $       4,742,228
------------------------------------------------------------------------------------------------
                             MEDIA -- 0.3%
                             Broadcasting -- 0.3%
   4,425,000                 Liberty Media Corp., 1.375%, 10/15/23             $       4,430,531
                                                                               -----------------
                             Total Media                                       $       4,430,531
------------------------------------------------------------------------------------------------
                             RETAILING -- 0.5%
                             Internet Retail -- 0.5%
   7,455,000                 Shutterfly, Inc., 0.25%, 5/15/18                  $       7,343,175
                                                                               -----------------
                             Total Retailing                                   $       7,343,175
------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                             Health Care Equipment -- 0.8%
   5,985,000                 Insulet Corp., 2.0%, 6/15/19                      $       5,764,303
   2,355,000                 NuVasive, Inc., 2.75%, 7/1/17                             2,901,066
   2,610,000                 Wright Medical Group, Inc., 2.0%, 2/15/20 (144A)          2,733,975
                                                                               -----------------
                                                                               $      11,399,344
------------------------------------------------------------------------------------------------
                             Health Care Supplies -- 0.7%
   7,195,000                 Alere, Inc., 3.0%, 5/15/16                        $       8,395,666
   3,015,000                 Endologix, Inc., 2.25%, 12/15/18                          2,958,469
                                                                               -----------------
                                                                               $      11,354,135
                                                                               -----------------
                             Total Health Care Equipment & Services            $      22,753,479
------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 2.8%
                             Biotechnology -- 1.8%
   1,340,000                 ARIAD Pharmaceuticals, Inc., 3.625%,
                             6/15/19 (144A)                                    $       1,587,900
   1,920,000                 BioMarin Pharmaceutical, Inc., 0.75%,
                             10/15/18                                                  2,623,200
   1,920,000                 BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20             2,694,000
   3,380,000                 Cepheid, 1.25%, 2/1/21                                    3,730,675
   2,615,000                 Corsicanto, Ltd., 3.5%, 1/15/32                           2,565,969
   6,697,000                 Emergent Biosolutions, Inc., 2.875%, 1/15/21              7,902,460
   1,420,000                 Immunomedics, Inc., 4.75%, 2/15/20 (144A)                 1,391,600
   4,538,000                 PDL BioPharma, Inc., 4.0%, 2/1/18                         4,364,989
                                                                               -----------------
                                                                               $      26,860,793
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.8%
   2,050,000                 Jazz Investments I, Ltd., 1.875%, 8/15/21
                             (144A)                                            $       2,449,750
   2,625,000                 The Medicines Co., 2.5%, 1/15/22 (144A)                   2,714,145
   7,215,000                 Theravance, Inc., 2.125%, 1/15/23                         6,552,122
                                                                               -----------------
                                                                               $      11,716,017
------------------------------------------------------------------------------------------------
                             Life Sciences Tools & Services -- 0.2%
   2,065,000                 Albany Molecular Research, Inc., 2.25%,
                             11/15/18                                          $       2,671,594
                                                                               -----------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                     $      41,248,404
------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 3.1%
                             Internet Software & Services -- 1.3%
   4,555,000                 Akamai Technologies, Inc., 2/15/19 (c)            $       4,997,609
   2,055,000                 Twitter, Inc., 0.25%, 9/15/19 (144A)                      1,877,756
   5,145,000                 WebMD Health Corp., 1.5%, 12/1/20                         5,629,813
   6,420,000                 WebMD Health Corp., 2.5%, 1/31/18                         6,536,362
                                                                               -----------------
                                                                               $      19,041,540
------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.4%
   6,345,000                 Cardtronics, Inc., 1.0%, 12/1/20                  $       6,329,138
------------------------------------------------------------------------------------------------
                             Application Software -- 1.4%
   2,470,000                 Citrix Systems, Inc., 0.5%, 4/15/19 (144A)        $       2,624,375
   5,815,000                 Mentor Graphics Corp., 4.0%, 4/1/31                       7,290,556
  10,992,000                 Nuance Communications, Inc., 2.75%, 11/1/31              10,957,650
                                                                               -----------------
                                                                               $      20,872,581
                                                                               -----------------
                             Total Software & Services                         $      46,243,259
------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                             Communications Equipment -- 0.4%
   2,595,000                 Brocade Communications Systems, Inc.,
                             1.375%, 1/1/20 (144A)                             $       2,687,447
   3,295,000                 Emulex Corp., 1.75%, 11/15/18                             3,336,352
                                                                               -----------------
                                                                               $       6,023,799
------------------------------------------------------------------------------------------------
                             Electronic Components -- 0.2%
   3,755,000                 Vishay Intertechnology, Inc., 2.25%, 5/15/41      $       3,039,203
                                                                               -----------------
                             Total Technology Hardware & Equipment             $       9,063,002
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 19

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.4%
                             Semiconductors -- 0.4%
   4,239,000                 ON Semiconductor Corp., 2.625%, 12/15/26          $       5,269,607
                                                                               -----------------
                             Total Semiconductors & Semiconductor
                             Equipment                                         $       5,269,607
------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS
                             (Cost $199,575,910)                               $     200,929,055
------------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 3.2%
                             ENERGY -- 0.1%
                             Oil & Gas Storage & Transportation -- 0.1%
      38,359      7.62       NuStar Logistics LP, Floating Rate Note, 1/15/43  $       1,001,937
                                                                               -----------------
                             Total Energy                                      $       1,001,937
------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.2%
                             Air Freight & Logistics -- 0.2%
       4,940                 CEVA Group Plc, 12/31/14* (c)                     $       3,705,038
                                                                               -----------------
                             Total Transportation                              $       3,705,038
------------------------------------------------------------------------------------------------
                             BANKS -- 0.9%
                             Diversified Banks -- 0.8%
     411,000      7.12       Citigroup, Inc., Floating Rate Note (Perpetual)   $      11,401,140
------------------------------------------------------------------------------------------------
                             Regional Banks -- 0.1%
      60,650      6.62       Fifth Third Bancorp, Floating Rate Note
                             (Perpetual)                                       $       1,706,084
                                                                               -----------------
                             Total Banks                                       $      13,107,224
------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.2%
                             Consumer Finance -- 0.8%
       3,225                 Ally Financial, Inc., 7.0% (Perpetual) (144A)     $       3,301,997
     358,975      8.12       GMAC Capital Trust I, Floating Rate Note, 2/15/40         9,433,863
                                                                               -----------------
                                                                               $      12,735,860
------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.4%
     189,000      7.12       Morgan Stanley, Floating Rate Note (Perpetual)    $       5,358,150
                                                                               -----------------
                             Total Diversified Financials                      $      18,094,010
------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.4%
                             Reinsurance -- 0.4%
      33,500                 Lorenz Re, Ltd., (Perpetual)* (c)                 $          83,750
   5,120,000                 Pangaea Re., 7/1/18 (c)                                   5,626,368
                                                                               -----------------
                                                                               $       5,710,118
                                                                               -----------------
                             Total Insurance                                   $       5,710,118
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             UTILITIES -- 0.4%
                             Electric Utilities -- 0.4%
     214,000                 PPL Capital Funding, Inc., 5.9%, 4/30/73          $       5,377,820
                                                                               -----------------
                             Total Utilities                                   $       5,377,820
------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $44,780,450)                                $      46,996,147
------------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCKS -- 2.1%
                             ENERGY -- 0.3%
                             Oil & Gas Exploration & Production -- 0.3%
         715                 Halcon Resources Corp., (Perpetual) (c)           $         180,269
      20,400                 Penn Virginia Corp., 6.0% (Perpetual) (144A)              1,296,420
      59,180                 PetroQuest Energy, Inc., 6.875% (Perpetual)               1,405,525
      33,162                 SandRidge Energy, Inc., 7.0% (Perpetual)                  1,260,156
                                                                               -----------------
                                                                               $       4,142,370
                                                                               -----------------
                             Total Energy                                      $       4,142,370
------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.8%
                             Home Furnishings -- 0.8%
     143,000                 Sealy Corp., 8.0%, 7/15/16 (4.0% cash,
                             4.0% PIK) (PIK)                                   $      12,143,560
                                                                               -----------------
                             Total Consumer Durables & Apparel                 $      12,143,560
------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.5%
                             Packaged Foods & Meats -- 0.5%
      73,300                 Post Holdings, Inc., 2.5% (Perpetual) (144A)      $       6,867,294
                                                                               -----------------
                             Total Food, Beverage & Tobacco                    $       6,867,294
------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                             Health Care Supplies -- 0.1%
       6,508                 Alere, Inc., 3.0% (Perpetual)                     $       2,199,769
                                                                               -----------------
                             Total Health Care Equipment & Services            $       2,199,769
------------------------------------------------------------------------------------------------
                             BANKS -- 0.2%
                             Diversified Banks -- 0.2%
       2,000                 Wells Fargo & Co., 7.5% (Perpetual)               $       2,437,500
                                                                               -----------------
                             Total Banks                                       $       2,437,500
------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Asset Management & Custody Banks -- 0.2%
      48,000                 AMG Capital Trust II, 5.15%, 10/15/37             $       2,955,000
                                                                               -----------------
                             Total Diversified Financials                      $       2,955,000
------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCKS
                             (Cost $32,431,140)                                $      30,745,493
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 21

------------------------------------------------------------------------------------------------
                Floating
                Rate (b)
Shares          (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             COMMON STOCKS -- 9.0%
                             ENERGY -- 1.0%
                             Oil & Gas Exploration & Production -- 0.6%
   3,085,799                 Halcon Resources Corp.*                           $       4,597,841
     147,800                 Marathon Oil Corp.                                        4,596,580
      62,696                 SandRidge Energy, Inc.*                                     118,495
                                                                               -----------------
                                                                               $       9,312,916
------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.4%
      56,836                 Marathon Petroleum Corp.*                         $       5,602,325
                                                                               -----------------
                             Total Energy                                      $      14,915,241
------------------------------------------------------------------------------------------------
                             MATERIALS -- 1.3%
                             Commodity Chemicals -- 0.9%
     127,734                 Axiall Corp.                                      $       5,211,547
      71,718                 LyondellBasell Industries NV                              7,424,247
                                                                               -----------------
                                                                               $      12,635,794
------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.4%
     264,669                 Freeport-McMoRan, Inc.                            $       6,158,848
     304,035                 Polymet Mining Corp.*                                       352,681
                                                                               -----------------
                                                                               $       6,511,529
                                                                               -----------------
                             Total Materials                                   $      19,147,323
------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.4%
                             Aerospace & Defense -- 0.2%
      46,823                 Orbital ATK, Inc.                                 $       3,425,571
------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.4%
     331,901                 General Cable Corp.                               $       5,413,305
------------------------------------------------------------------------------------------------
                             Construction & Farm Machinery &
                             Heavy Trucks -- 0.5%
     482,433                 Commercial Vehicle Group, Inc.*                   $       2,778,814
     103,558                 Joy Global, Inc.                                          4,415,713
                                                                               -----------------
                                                                               $       7,194,527
------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.3%
     139,920                 Kennametal, Inc.                                  $       4,954,567
      73,714                 Liberty Tire Recycling LLC (e)                                  737
                                                                               -----------------
                                                                               $       4,955,304
                                                                               -----------------
                             Total Capital Goods                               $      20,988,707
------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                             Diversified Support Services -- 0.0%+
          53                 IAP Worldwide Services, Inc.                      $          41,087
                                                                               -----------------
                             Total Commercial Services & Supplies              $          41,087
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                Floating
                Rate (b)
Shares          (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.7%
                             Air Freight & Logistics -- 0.1%
       2,282                 CEVA Group Plc*                                   $       1,711,545
------------------------------------------------------------------------------------------------
                             Airlines -- 0.4%
     103,547                 United Continental Holdings, Inc.*                $       6,185,898
------------------------------------------------------------------------------------------------
                             Marine -- 0.2%
   4,099,666                 Horizon Lines, Inc.*                              $       2,869,766
                                                                               -----------------
                             Total Transportation                              $      10,767,209
------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.8%
                             Automobile Manufacturers -- 0.8%
     704,311                 Ford Motor Co.                                    $      11,128,114
                                                                               -----------------
                             Total Automobiles & Components                    $      11,128,114
------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.5%
                             Casinos & Gaming -- 0.1%
      52,735                 Pinnacle Entertainment, Inc.*                     $       1,938,539
------------------------------------------------------------------------------------------------
                             Restaurants -- 0.4%
     108,780                 Starbucks Corp.                                   $       5,393,312
------------------------------------------------------------------------------------------------
                             Education Services -- 0.0%+
      13,966                 Cengage Learning Holdings II LP                   $         354,387
                                                                               -----------------
                             Total Consumer Services                           $       7,686,238
------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                             Health Care Services -- 0.1%
     255,259                 BioScrip, Inc.*                                   $       1,199,717
------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.7%
      54,989                 Aetna, Inc.                                       $       5,876,674
      41,430                 Cigna Corp.                                               5,163,835
                                                                               -----------------
                                                                               $      11,040,509
                                                                               -----------------
                             Total Health Care Equipment & Services            $      12,240,226
------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.8%
                             Life Sciences Tools & Services -- 0.8%
      31,197                 Bio-Rad Laboratories, Inc.*                       $       4,194,437
      63,010                 Thermo Fisher Scientific, Inc.                            7,919,097
                                                                               -----------------
                                                                               $      12,113,534
                                                                               -----------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                     $      12,113,534
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 23

------------------------------------------------------------------------------------------------
                Floating
                Rate (b)
Shares          (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.9%
                             Specialized REIT -- 0.2%
     117,160                 Communications Sales & Leasing, Inc.              $       3,524,173
------------------------------------------------------------------------------------------------
                             Real Estate Operating Companies -- 0.7%
     399,971                 Forest City Enterprises, Inc.*                    $       9,503,311
                                                                               -----------------
                             Total Real Estate                                 $      13,027,484
------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                             Computer Storage & Peripherals -- 0.2%
     103,800                 EMC Corp.                                         $       2,793,258
------------------------------------------------------------------------------------------------
                             Technology Hardware, Storage &
                             Peripherals -- 0.3%
     171,011                 NCR Corp.*                                        $       4,692,542
------------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.2%
      54,309                 TE Connectivity, Ltd.                             $       3,614,264
                                                                               -----------------
                             Total Technology Hardware & Equipment             $      11,100,064
------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.1%
                             Integrated Telecommunication Services -- 0.1%
      87,633                 Windstream Holdings, Inc.                         $       1,023,553
                                                                               -----------------
                             Total Telecommunication Services                  $       1,023,553
------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $91,028,517)                                $     134,178,780
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 0.0%+
                             CONSUMER SERVICES -- 0.0%+
                             Hotels, Resorts & Cruise Lines -- 0.0%+
     320,272                 Westgate Resorts 2012-A LLC, 3.75%,
                             8/20/25 (144A)                                    $         322,198
                                                                               -----------------
                             Total Consumer Services                           $         322,198
------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $320,272)                                   $         322,198
------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 1.3%
                             BANKS -- 1.3%
                             Thrifts & Mortgage Finance -- 1.3%
   2,000,000      6.19       Banc of America Commercial Mortgage Trust
                             2007-5, Floating Rate Note, 2/10/51               $       2,049,122
     520,491      4.45       CAM Mortgage Trust 2014-2, Floating Rate
                             Note, 5/15/48 (144A)                                        521,691
   1,935,000      5.96       COBALT CMBS Commercial Mortgage
                             Trust 2007-C3, Floating Rate Note, 5/15/46                1,842,418

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     595,000      5.96       COBALT CMBS Commercial Mortgage
                             Trust 2007-C3, Floating Rate Note, 5/15/46        $         531,676
   2,650,000      3.68       COMM 2014-KYO Mortgage Trust, Floating
                             Rate Note, 6/11/27 (144A)                                 2,644,122
     778,733                 Global Mortgage Securitization, Ltd., 5.25%,
                             11/25/32 (144A)                                             749,811
   2,513,900      5.00       GMAT 2013-1 Trust, Floating Rate Note,
                             8/25/53                                                   2,401,606
   2,000,000      4.94       GS Mortgage Securities Corp II Series 2005-GG4,
                             Floating Rate Note, 7/10/39                               2,015,216
     941,672                 Homeowner Assistance Program Reverse
                             Mortgage Loan Trust 2013-RM1, 4.0%,
                             5/26/53 (144A)                                              924,345
   4,270,000      3.78       JP Morgan Chase Commercial Mortgage
                             Securities Trust 2014-INN, Floating Rate Note,
                             6/15/29 (144A)                                            4,265,619
     400,000      5.58       Springleaf Mortgage Loan Trust 2013-1, Floating
                             Rate Note, 6/25/58 (144A)                                   412,602
     995,988                 Vericrest Opportunity Loan Transferee 2014-NPL4
                             LLC, 4.0%, 4/27/54 (Step) (144A)                            993,578
                                                                               -----------------
                                                                               $      19,351,806
                                                                               -----------------
                             Total Banks                                       $      19,351,806
------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE
                             OBLIGATIONS (Cost $19,202,131)                    $      19,351,806
------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 58.0%
                             ENERGY -- 11.7%
                             Oil & Gas Drilling -- 0.2%
   1,690,000                 Offshore Group Investment, Ltd., 7.5%, 11/1/19    $       1,115,400
   2,995,000                 Parker Drilling Co., 7.5%, 8/1/20                         2,673,038
                                                                               -----------------
                                                                               $       3,788,438
------------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 0.7%
   2,080,000                 Calfrac Holdings LP, 7.5%, 12/1/20 (144A)         $       1,887,600
   5,175,000                 Exterran Partners LP, 6.0%, 10/1/22                       5,045,625
   2,750,000                 Exterran Partners LP, 6.0%, 4/1/21                        2,695,000
   1,545,000                 Key Energy Services, Inc., 6.75%, 3/1/21                  1,027,425
                                                                               -----------------
                                                                               $      10,655,650
------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 8.4%
   3,360,000                 Antero Resources Corp., 6.0%, 12/1/20             $       3,431,400
   2,150,000                 Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                    2,262,445
   3,310,000                 Chaparral Energy, Inc., 8.25%, 9/1/21                     2,681,100
   8,435,000                 Chesapeake Energy Corp., 5.375%, 6/15/21                  8,097,600

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 25

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- (continued)
   3,580,000                 Comstock Resources, Inc., 9.5%, 6/15/20           $       1,790,000
   3,675,000                 Concho Resources, Inc., 5.5%, 4/1/23                      3,725,531
   2,925,000                 Concho Resources, Inc., 6.5%, 1/15/22                     3,078,562
   4,670,000                 Denbury Resources, Inc., 5.5%, 5/1/22                     4,424,825
  13,000,000                 EP Energy LLC, 9.375%, 5/1/20                            13,910,000
   5,205,000                 EPL Oil & Gas, Inc., 8.25%, 2/15/18                       4,072,912
   7,615,000                 Gulfport Energy Corp., 7.75%, 11/1/20                     8,033,825
   5,265,000                 Halcon Resources Corp., 8.875%, 5/15/21                   4,111,965
   4,975,000                 Legacy Reserves LP, 6.625%, 12/1/21                       4,179,000
  12,635,000                 Linn Energy LLC, 6.25%, 11/1/19                          10,676,575
   4,480,000                 Memorial Production Partners LP, 7.625%, 5/1/21           4,379,200
   2,190,000                 Midstates Petroleum Co., Inc., 9.25%, 6/1/21              1,160,700
   1,430,000                 Northern Oil and Gas, Inc., 8.0%, 6/1/20                  1,371,012
   2,820,000                 Oasis Petroleum, Inc., 6.5%, 11/1/21                      2,834,100
   4,860,000                 PDC Energy, Inc., 7.75%, 10/15/22                         5,175,900
   2,860,000                 Penn Virginia Corp., 7.25%, 4/15/19                       2,674,100
   4,480,000                 Penn Virginia Corp., 8.5%, 5/1/20                         4,368,000
   8,170,000                 Rosetta Resources, Inc., 5.875%, 6/1/22                   8,149,575
   1,300,000                 Sanchez Energy Corp., 6.125%, 1/15/23                     1,274,000
   3,775,000                 Sanchez Energy Corp., 7.75%, 6/15/21                      3,935,438
   8,170,000                 Swift Energy Co., 7.875%, 3/1/22                          3,799,050
   3,000,000                 Talos Production LLC, 9.75%, 2/15/18 (144A)               2,580,000
   3,200,000                 Vanguard Natural Resources LLC, 7.875%, 4/1/20            3,176,000
   5,200,000                 Whiting Canadian Holding Co ULC, 8.125%,
                             12/1/19                                                   5,518,240
                                                                               -----------------
                                                                               $     124,871,055
------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.8%
   6,525,000                 Calumet Specialty Products Partners LP, 6.5%,
                             4/15/21 (144A)                                    $       6,492,375
   4,695,000                 Tesoro Corp., 5.375%, 10/1/22                             4,906,275
                                                                               -----------------
                                                                               $      11,398,650
------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 1.4%
   4,810,000                 Crestwood Midstream Partners LP, 6.125%,
                             3/1/22                                            $       4,966,325
   3,520,000                 Energy Transfer Equity LP, 5.875%, 1/15/24                3,696,000
   6,775,000                 Sabine Pass Liquefaction LLC, 5.625%, 2/1/21              6,929,673
   4,685,000                 Targa Resources Partners LP, 4.25%, 11/15/23              4,567,875
                                                                               -----------------
                                                                               $      20,159,873
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.2%
   4,170,000                 James River Coal Co., 7.875%, 4/1/19 (d)          $             417
   2,250,000                 SunCoke Energy Partners LP, 7.375%,
                             2/1/20 (144A)                                             2,311,875
                                                                               -----------------
                                                                               $       2,312,292
                                                                               -----------------
                             Total Energy                                      $     173,185,958
------------------------------------------------------------------------------------------------
                             MATERIALS -- 4.9%
                             Commodity Chemicals -- 1.1%
   4,560,000                 Evolution Escrow Issuer LLC, 7.5%,
                             3/15/22 (144A)                                    $       4,617,000
   1,220,000                 Hexion, Inc., 6.625%, 4/15/20                             1,140,700
   2,756,000                 Hexion, Inc., 8.875%, 2/1/18                              2,456,285
   2,445,000                 Hexion, Inc., 9.0%, 11/15/20                              1,748,175
   1,750,000                 Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                 1,627,500
   5,195,000                 Tronox Finance LLC, 6.375%, 8/15/20                       5,091,100
                                                                               -----------------
                                                                               $      16,680,760
------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 2.7%
   3,653,453                 Ardagh Finance Holdings SA, 8.625%, (0.00%
                             Cash, 8.625% PIK) 6/15/19 (144A) (PIK)            $       3,900,061
   3,350,000                 Ardagh Packaging Finance Plc, 6.75%,
                             1/31/21 (144A)                                            3,475,625
     758,824                 Ardagh Packaging Finance Plc, 7.0%,
                             11/15/20 (144A)                                             775,897
  13,120,000                 Crown Cork & Seal Co., Inc., 7.375%, 12/15/26            15,087,990
   3,700,000                 Reynolds Group Issuer, Inc., 8.25%, 2/15/21               3,935,875
   7,495,000                 Reynolds Group Issuer, Inc., 8.5%, 5/15/18                7,682,375
   4,565,000                 Reynolds Group Issuer, Inc., 9.875%, 8/15/19              4,864,578
                                                                               -----------------
                                                                               $      39,722,401
------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.1%
   1,595,000                 Prince Mineral Holding Corp., 11.5%,
                             12/15/19 (144A)                                   $       1,533,194
------------------------------------------------------------------------------------------------
                             Gold -- 0.4%
   6,445,000                 IAMGOLD Corp., 6.75%, 10/1/20 (144A)              $       5,510,475
------------------------------------------------------------------------------------------------
                             Steel -- 0.4%
   3,375,000                 Cliffs Natural Resources, Inc., 8.25%,
                             3/31/20 (144A)                                    $       3,307,500
   2,855,000                 JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)              2,383,211
                                                                               -----------------
                                                                               $       5,690,711
------------------------------------------------------------------------------------------------
                             Paper Products -- 0.2%
   3,845,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23   $       3,705,619
                                                                               -----------------
                             Total Materials                                   $      72,843,160
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 27

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 3.7%
                             Aerospace & Defense -- 0.6%
   2,250,000                 Bombardier, Inc., 6.0%, 10/15/22                  $       2,115,000
   4,350,000                 DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                  4,382,625
   2,853,000                 DynCorp International, Inc., 10.375%, 7/1/17              2,439,315
                                                                               -----------------
                                                                               $       8,936,940
------------------------------------------------------------------------------------------------
                             Building Products -- 0.2%
   2,750,000                 Gibraltar Industries, Inc., 6.25%, 2/1/21         $       2,791,250
------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.8%
   1,385,000                 AECOM, 5.75%, 10/15/22 (144A)                     $       1,433,475
   1,390,000                 AECOM, 5.875%, 10/15/24 (144A)                            1,439,887
   5,795,000                 Amsted Industries, Inc., 5.0%, 3/15/22 (144A)             5,976,094
   3,000,000                 Dycom Investments, Inc., 7.125%, 1/15/21                  3,142,500
                                                                               -----------------
                                                                               $      11,991,956
------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.3%
   4,030,000                 JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)    $       4,372,550
------------------------------------------------------------------------------------------------
                             Construction & Farm Machinery &
                             Heavy Trucks -- 0.3%
   4,850,000                 Navistar International Corp., 8.25%, 11/1/21      $       4,795,438
------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.8%
   6,901,000                 Apex Tool Group LLC, 7.0%, 2/1/21 (144A)          $       6,538,698
   1,886,000                 Liberty Tire Recycling LLC, 11.0%, 3/31/21
                             (144A) (PIK) (e)                                          1,716,260
   2,660,000                 Xerium Technologies, Inc., 8.875%, 6/15/18                2,759,750
                                                                               -----------------
                                                                               $      11,014,708
------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.7%
   5,200,000                 Rexel SA, 5.25%, 6/15/20 (144A)                   $       5,421,000
   5,145,000                 WESCO Distribution, Inc., 5.375%, 12/15/21                5,247,900
                                                                               -----------------
                                                                               $      10,668,900
                                                                               -----------------
                             Total Capital Goods                               $      54,571,742
------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                             Environmental & Facilities Services -- 0.2%
   2,000,000                 Safway Group Holding LLC, 7.0%, 5/15/18 (144A)    $       2,025,000
------------------------------------------------------------------------------------------------
                             Diversified Support Services -- 0.5%
   1,800,000                 NANA Development Corp., 9.5%, 3/15/19 (144A)      $       1,719,000
   3,695,000                 The GEO Group, Inc., 5.875%, 10/15/24                     3,925,938
   2,165,000                 TMS International Corp., 7.625%, 10/15/21
                             (144A)                                                    2,165,000
                                                                               -----------------
                                                                               $       7,809,938
                                                                               -----------------
                             Total Commercial Services & Supplies              $       9,834,938
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 1.0%
                             Airlines -- 0.3%
   1,920,000                 Air Canada, 5.00%, 3/15/20 (144A)                 $       1,926,490
   2,950,000                 Intrepid Aviation Group Holdings LLC, 6.875%,
                             2/15/19 (144A)                                            2,787,750
                                                                               -----------------
                                                                               $       4,714,240
------------------------------------------------------------------------------------------------
                             Railroads -- 0.3%
   4,250,000                 Florida East Coast Holdings Corp., 6.75%,
                             5/1/19 (144A)                                     $       4,228,750
------------------------------------------------------------------------------------------------
                             Trucking -- 0.3%
   1,990,000                 Jack Cooper Holdings Corp., 9.25%, 6/1/20
                             (144A)                                            $       1,716,375
   3,500,000                 syncreon Group BV, 8.625%, 11/1/21 (144A)                 2,835,000
                                                                               -----------------
                                                                               $       4,551,375
------------------------------------------------------------------------------------------------
                             Airport Services -- 0.1%
   1,700,000                 Aguila 3 SA, 7.875%, 1/31/18 (144A)               $       1,717,000
                                                                               -----------------
                             Total Transportation                              $      15,211,365
------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.3%
                             Auto Parts & Equipment -- 0.1%
   1,440,000                 Pittsburgh Glass Works LLC, 8.0%, 11/15/18
                             (144A)                                            $       1,522,800
------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.2%
     825,000                 ZF North America Capital, Inc., 4.5%, 4/29/22
                             (144A)                                            $         823,453
   2,050,000                 ZF North America Capital, Inc., 4.75%, 4/29/25
                             (144A)                                                    2,055,125
                                                                               -----------------
                                                                               $       2,878,578
                                                                               -----------------
                             Total Automobiles & Components                    $       4,401,378
------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 3.7%
                             Homebuilding -- 3.4%
   2,100,000                 Brookfield Residential Properties, Inc., 6.5%,
                             12/15/20 (144A)                                   $       2,199,750
   5,045,000                 DR Horton, Inc., 5.75%, 8/15/23                           5,473,825
   8,375,000                 KB Home, 7.0%, 12/15/21                                   8,730,938
   4,150,000                 Lennar Corp., 4.5%, 6/15/19                               4,274,500
   8,730,000                 Lennar Corp., 4.75%, 11/15/22                             8,828,212
   3,660,000                 Meritage Homes Corp., 7.0%, 4/1/22                        3,916,200
   1,800,000                 Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                 1,874,250
   1,500,000                 Shea Homes LP, 5.875%, 4/1/23 (144A)                      1,541,100
   6,975,000                 Standard Pacific Corp., 6.25%, 12/15/21                   7,428,375

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 29

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             Homebuilding -- (continued)
   3,195,000                 Taylor Morrison Communities, Inc., 5.875%,
                             4/15/23                                           $       3,258,900
   2,540,000                 The Ryland Group, Inc., 5.375%, 10/1/22                   2,584,450
                                                                               -----------------
                                                                               $      50,110,500
------------------------------------------------------------------------------------------------
                             Housewares & Specialties -- 0.2%
   2,805,000                 PC Nextco Holdings LLC, 8.75%, 8/15/19            $       2,861,100
------------------------------------------------------------------------------------------------
                             Textiles -- 0.1%
   1,290,000                 Springs Industries, Inc., 6.25%, 6/1/21           $       1,275,488
                                                                               -----------------
                             Total Consumer Durables & Apparel                 $      54,247,088
------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 1.9%
                             Casinos & Gaming -- 1.2%
   2,075,000                 GLP Capital LP, 4.375%, 11/1/18                   $       2,147,625
   3,250,000                 GLP Capital LP, 4.875%, 11/1/20                           3,306,875
     443,160                 Mashantucket Western Pequot Tribe, 6.5%,
                             7/1/36 (1.0% cash, 5.50% PIK) (PIK) (d)                       5,540
  12,050,000                 Scientific Games International, Inc., 10.0%,
                             12/1/22 (144A)                                           11,176,375
     700,000                 Scientific Games International, Inc., 6.25%,
                             9/1/20                                                      509,250
                                                                               -----------------
                                                                               $      17,145,665
------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.5%
   2,750,000                 NCL Corp., Ltd., 5.25%, 11/15/19 (144A)           $       2,832,500
   4,290,000                 Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)               4,756,323
                                                                               -----------------
                                                                               $       7,588,823
------------------------------------------------------------------------------------------------
                             Education Services -- 0.2%
   3,695,000                 Cambium Learning Group, Inc., 9.75%, 2/15/17      $       3,695,000
                                                                               -----------------
                             Total Consumer Services                           $      28,429,488
------------------------------------------------------------------------------------------------
                             MEDIA -- 3.5%
                             Advertising -- 0.4%
   5,360,000                 MDC Partners, Inc., 6.75%, 4/1/20 (144A)          $       5,440,400
------------------------------------------------------------------------------------------------
                             Broadcasting -- 0.4%
   5,975,000                 Quebecor Media, Inc., 5.75%, 1/15/23              $       6,169,188
------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 1.6%
   9,250,000                 CCO Holdings LLC, 6.5%, 4/30/21                   $       9,611,906
   3,080,000                 DISH DBS Corp., 5.875%, 11/15/24                          3,033,800
   1,575,000                 Numericable-SFR SAS, 6.0%, 5/15/22 (144A)                 1,613,391
   9,050,000                 Videotron, Ltd., 5.375%, 6/15/24 (144A)                   9,378,062
                                                                               -----------------
                                                                               $      23,637,159
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.5%
     425,000                 Regal Entertainment Group, 5.75%, 3/15/22         $         436,688
   4,895,000                 Regal Entertainment Group, Inc., 5.75%, 2/1/25            4,882,762
   2,665,000                 WMG Acquisition Corp., 6.75%, 4/15/22 (144A)              2,531,750
                                                                               -----------------
                                                                               $       7,851,200
------------------------------------------------------------------------------------------------
                             Publishing -- 0.6%
   6,170,000                 Gannett Co., Inc., 6.375%, 10/15/23               $       6,679,025
   1,675,000                 MPL 2 Acquisition Canco, Inc., 9.875%,
                             8/15/18 (144A)                                            1,779,688
                                                                               -----------------
                                                                               $       8,458,713
                                                                               -----------------
                             Total Media                                       $      51,556,660
------------------------------------------------------------------------------------------------
                             RETAILING -- 1.0%
                             Department Stores -- 0.4%
   2,710,000                 Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)    $       2,845,500
   2,910,000                 Family Tree Escrow LLC, 5.75%, 3/1/23 (144A)              3,055,500
                                                                               -----------------
                                                                               $       5,901,000
------------------------------------------------------------------------------------------------
                             Apparel Retail -- 0.2%
   2,350,000                 Brown Shoe Co., Inc., 7.125%, 5/15/19             $       2,438,125
------------------------------------------------------------------------------------------------
                             Computer & Electronics Retail -- 0.2%
   2,590,000                 Rent-A-Center, Inc., 6.625%, 11/15/20             $       2,557,366
------------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.2%
   4,010,000                 Outerwall, Inc., 5.875%, 6/15/21 (144A)           $       3,568,900
                                                                               -----------------
                             Total Retailing                                   $      14,465,391
------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.2%
                             Food Distributors -- 0.2%
   3,635,000                 KeHE Distributors LLC, 7.625%, 8/15/21 (144A)     $       3,853,100
                                                                               -----------------
                             Total Food & Staples Retailing                    $       3,853,100
------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 1.5%
                             Distillers & Vintners -- 0.3%
   4,100,000                 Constellation Brands, Inc., 3.75%, 5/1/21         $       4,182,000
------------------------------------------------------------------------------------------------
                             Agricultural Products -- 0.3%
   4,460,000                 Southern States Cooperative, Inc., 10.0%,
                             8/15/21 (144A)                                    $       4,214,700
------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.4%
   2,425,000                 Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)      $       2,485,625
   2,300,000                 Post Holdings, Inc., 6.0%, 12/15/22 (144A)                2,242,500
   1,775,000                 Post Holdings, Inc., 6.75%, 12/1/21 (144A)                1,795,412
                                                                               -----------------
                                                                               $       6,523,537
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 31

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                             Tobacco -- 0.5%
   8,460,000                 Alliance One International, Inc., 9.875%, 7/15/21  $      7,360,200
                                                                                ----------------
                             Total Food, Beverage & Tobacco                     $     22,280,437
------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                             Personal Products -- 0.3%
   2,400,000                 Monitronics International, Inc., 9.125%, 4/1/20    $      2,376,000
   2,495,000                 Revlon Consumer Products Corp., 5.75%, 2/15/21            2,495,000
                                                                                ----------------
                                                                                $      4,871,000
                                                                                ----------------
                             Total Household & Personal Products                $      4,871,000
------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.6%
                             Health Care Services -- 0.2%
   3,675,000                 BioScrip, Inc., 8.875%, 2/15/21 (144A)             $      3,298,312
------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.9%
  11,400,000                 CHS, Inc., 8.0%, 11/15/19                          $     12,084,000
   1,265,000                 Universal Hospital Services, Inc., 7.625%,
                             8/15/20                                                   1,110,038
                                                                                ----------------
                                                                                $     13,194,038
------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.4%
   5,370,000                 WellCare Health Plans, Inc., 5.75%, 11/15/20       $      5,692,200
------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.1%
   1,400,000                 MedAssets, Inc., 8.0%, 11/15/18                    $      1,459,500
                                                                                ----------------
                             Total Health Care Equipment & Services             $     23,644,050
------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 1.3%
                             Biotechnology -- 0.5%
   7,459,000                 Lantheus Medical Imaging, Inc., 9.75%, 5/15/17     $      7,328,468
------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.8%
   5,610,000                 DPx Holdings BV, 7.5%, 2/1/22 (144A)               $      5,883,488
   5,700,000                 Valeant Pharmaceuticals International, Inc.,
                             5.875%, 5/15/23 (144A)                                    5,849,625
                                                                                ----------------
                                                                                $     11,733,113
                                                                                ----------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                      $     19,061,581
------------------------------------------------------------------------------------------------
                             BANKS -- 1.0%
                             Diversified Banks -- 1.0%
   3,175,000      6.10       Bank of America Corp., Floating Rate Note
                             (Perpetual)                                        $      3,230,562
     475,000      6.50       Bank of America Corp., Floating Rate Note,
                             10/23/49                                                    504,688
   4,125,000      6.25       Bank of America Corp., Floating Rate Note,
                             9/29/49                                                   4,225,547

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                             Diversified Banks -- (continued)
   2,375,000      5.90       Citigroup, Inc., Floating Rate Note (Perpetual)    $      2,394,297
   3,675,000      5.88       Wells Fargo & Company, Floating Rate Note
                             (Perpetual)                                               3,904,688
                                                                                ----------------
                                                                                $     14,259,782
                                                                                ----------------
                             Total Banks                                        $     14,259,782
------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 2.5%
                             Specialized Finance -- 1.5%
   5,825,000                 Fly Leasing, Ltd., 6.375%, 10/15/21                $      5,854,125
   1,515,000                 Nationstar Mortgage LLC, 6.5%, 6/1/22                     1,471,444
  10,350,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                    10,091,250
   1,820,000                 Nationstar Mortgage LLC, 6.5%, 8/1/18                     1,851,850
   3,100,000                 Oxford Finance LLC, 7.25%, 1/15/18 (144A)                 3,204,625
                                                                                ----------------
                                                                                $     22,473,294
------------------------------------------------------------------------------------------------
                             Consumer Finance -- 0.3%
   2,000,000                 Ally Financial, Inc., 4.625%, 3/30/25              $      1,993,750
   3,265,000                 TMX Finance LLC, 8.5%, 9/15/18 (144A)                     2,334,475
                                                                                ----------------
                                                                                $      4,328,225
------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.7%
   1,600,000                 E*TRADE Financial Corp., 4.625%, 9/15/23           $      1,634,000
   4,325,000      5.55       Morgan Stanley, Floating Rate Note (Perpetual)            4,346,625
   3,975,000      5.38       The Goldman Sachs Group, Inc., Floating Rate
                             Note (Perpetual)                                          3,970,031
                                                                                ----------------
                                                                                $      9,950,656
                                                                                ----------------
                             Total Diversified Financials                       $     36,752,175
------------------------------------------------------------------------------------------------
                             INSURANCE -- 4.6%
                             Life & Health Insurance -- 0.6%
   5,400,000                 Fidelity & Guaranty Life Holdings, Inc., 6.375%,
                             4/1/21 (144A)                                      $      5,670,000
   4,200,000      5.65       Voya Financial, Inc., Floating Rate Note, 5/15/53         4,399,500
                                                                                ----------------
                                                                                $     10,069,500
------------------------------------------------------------------------------------------------
                             Reinsurance -- 4.0%
   4,064,365                 Altair Re, Variable Rate Notes, 6/30/16            $      2,351,235
   2,800,000                 Altair Re, Variable Rate Notes, 6/30/17                   2,855,440
   1,200,000                 Arlington Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 8/1/15                               1,352,880
   1,000,000                 Bersick Segregated Account (KANE SAC Ltd.),
                             Variable Rate Note, 1/22/16                               1,019,300
   3,600,000                 Carnoustie Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 2/19/16                              3,827,880

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 33

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
   1,018,720                 Clarendon Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 7/14/15                       $      1,007,005
   3,014,550                 Exeter Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 1/7/16                               3,030,226
   1,500,000                 Fairfield Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 2/2/16                               1,413,150
   3,040,000                 Gloucester Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 6/12/15                              3,007,472
   6,200,000                 Gullane Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 1/22/17                              6,218,600
   1,261,500                 Hereford Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 1/7/16                               1,268,438
   1,000,000       3.77      Kilimanjaro Re, Ltd., Floating Rate Note,
                             11/25/19 (Cat Bond) (144A)                                  989,700
     500,000                 Lahinch Re, 6/15/16 (c)                                     480,550
   2,600,000                 Lorenzo Re, Ltd., 3/31/18                                 2,615,340
   1,467,400                 Muirfield Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 1/12/16                              1,472,683
   4,500,000                 Pangaea Re, Series 2015-1, Principal at Risk
                             Notes, 2/1/19                                             4,755,150
   1,004,200                 PI-1, Series E - 2014 (Kane SAC Ltd.), Variable
                             Rate Notes, 6/12/15                                       1,056,318
   1,500,000                 Prestwick Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 7/1/16                               1,522,050
     800,000       8.76      Residential Reinsurance 2011, Ltd., Floating
                             Rate Note, 12/6/16 (Cat Bond) (144A)                        804,640
   1,750,000      22.01      Residential Reinsurance 2012, Ltd., Floating
                             Rate Note, 6/6/16 (Cat Bond) (144A)                       1,944,600
      12,321                 Sector Re V, Ltd., 12/1/18 (144A) (c)                       150,083
   1,100,000                 Sector Re V, Ltd., 12/1/19 (144A) (c)                     1,143,670
   1,000,000                 Sector Re V, Ltd., 3/1/20 (144A) (c)                      1,000,000
   1,300,000                 Sector Re V, Ltd., 3/1/20 (144A) (c)                      1,300,000
       2,152                 Sector Re V, Ltd., 3/30/19 (144A) (c)                       361,693
   2,000,000                 Silverton Re, Ltd., 9/16/16 (144A) (c)                      127,600
   2,000,000                 Silverton Re, Ltd., 9/18/17 (144A) (c)                    2,142,000
   3,000,000                 St. Andrews Segregated Account (KANE SAC
                             Ltd.), Variable Rate Notes, 1/22/16                       3,045,600
   1,514,150                 Troon Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 1/12/16                              1,518,087
     506,000                 Turnberry Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 1/15/16                                509,087
   4,400,000                 Versutus Ltd., Series 2015-A, Variable Rate
                             Notes, 12/31/2017                                         4,535,520
                                                                               -----------------
                                                                               $      58,825,997
                                                                               -----------------
                             Total Insurance                                   $      68,895,497
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.5%
                             Specialized REITs -- 0.4%
   3,152,378                 AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                             (12.0% cash, 0.0% PIK) (PIK)                       $      2,884,426
   2,675,000                 Aviv Healthcare Properties LP, 7.75%, 2/15/19             2,778,656
                                                                                ----------------
                                                                                $      5,663,082
------------------------------------------------------------------------------------------------
                             Real Estate Services -- 0.1%
   1,480,000                 Kennedy-Wilson, Inc., 5.875%, 4/1/24               $      1,498,648
                                                                                ----------------
                             Total Real Estate                                  $      7,161,730
------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 2.2%
                             Internet Software & Services -- 1.5%
   3,400,000                 Bankrate, Inc., 6.125%, 8/15/18 (144A)             $      3,344,750
   4,475,000                 Cimpress NV, 7.0%, 3/24/22 (144A)                         4,586,875
   5,465,000                 Equinix, Inc., 5.375%, 4/1/23                             5,642,612
   6,085,000                 j2 Global, Inc., 8.0%, 8/1/20                             6,571,800
   1,770,000                 VeriSign, Inc., 5.25%, 4/1/25 (144A)                      1,829,649
                                                                                ----------------
                                                                                $     21,975,686
------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.5%
   2,350,000                 Audatex North America, Inc., 6.0%, 6/15/21
                             (144A)                                             $      2,427,104
   5,048,000                 NeuStar, Inc., 4.5%, 1/15/23                              4,442,240
                                                                                ----------------
                                                                                $      6,869,344
------------------------------------------------------------------------------------------------
                             Home Entertainment Software -- 0.2%
   3,285,000                 Activision Blizzard, Inc., 6.125%, 9/15/23 (144A)  $      3,619,676
                                                                                ----------------
                             Total Software & Services                          $     32,464,706
------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.4%
                             Communications Equipment -- 0.2%
   3,000,000                 ViaSat, Inc., 6.875%, 6/15/20                      $      3,189,930
------------------------------------------------------------------------------------------------
                             Technology Hardware, Storage
                             & Peripherals -- 0.7%
   5,900,000                 Seagate HDD Cayman, 4.75%, 1/1/25 (144A)           $      6,050,957
   4,300,000                 Seagate HDD Cayman, 4.75%, 6/1/23                         4,511,156
                                                                                ----------------
                                                                                $     10,562,113
------------------------------------------------------------------------------------------------
                             Electronic Equipment Manufacturers -- 0.4%
   5,300,000                 Viasystems, Inc., 7.875%, 5/1/19 (144A)            $      5,578,250
------------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.1%
   1,380,000                 Flextronics International, Ltd., 4.625%, 2/15/20   $      1,442,100
                                                                                ----------------
                             Total Technology Hardware & Equipment              $     20,772,393
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 35

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 1.1%
                             Semiconductor Equipment -- 0.4%
   5,100,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)               $       5,329,500
------------------------------------------------------------------------------------------------
                             Semiconductors -- 0.7%
   2,495,000                 Advanced Micro Devices, Inc., 6.75%, 3/1/19       $       2,170,650
   3,020,000                 Advanced Micro Devices, Inc., 7.0%, 7/1/24                2,348,050
   2,680,000                 Micron Technology, Inc., 5.25%, 8/1/23 (144A)             2,689,380
   1,535,000                 Micron Technology, Inc., 5.5%, 2/1/25 (144A)              1,527,325
   1,825,000                 Micron Technology, Inc., 5.875%, 2/15/22                  1,921,908
                                                                               -----------------
                                                                               $      10,657,313
                                                                               -----------------
                             Total Semiconductors & Semiconductor
                             Equipment                                         $      15,986,813
------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 6.1%
                             Integrated Telecommunication Services -- 3.8%
   2,765,000                 CenturyLink, Inc., 5.625%, 4/1/25 (144A)          $       2,761,544
   3,625,000                 CenturyLink, Inc., 5.8%, 3/15/22                          3,760,938
   3,300,000                 CenturyLink, Inc., 6.45%, 6/15/21                         3,547,500
   9,858,000                 Cincinnati Bell, Inc., 8.375%, 10/15/20                  10,474,126
   4,750,000                 Frontier Communications Corp., 7.125%, 1/15/23            4,773,750
   9,705,000                 Frontier Communications Corp., 8.5%, 4/15/20             10,748,288
   3,100,000                 Frontier Communications Corp., 8.75%, 4/15/22             3,394,500
   8,830,000                 Windstream Corp., 7.5%, 6/1/22                            8,410,575
   4,975,000                 Windstream Services LLC, 6.375%, 8/1/23                   4,390,438
   3,460,000                 Windstream Services LLC, 7.75%, 10/15/20                  3,555,150
                                                                               -----------------
                                                                               $      55,816,809
------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 2.3%
   1,840,000                 Altice Financing SA, 6.625%, 2/15/23 (144A)       $       1,895,200
  14,235,000                 Sprint Corp., 7.25%, 9/15/21                             14,288,381
   1,200,000                 T-Mobile USA, Inc., 6.5%, 1/15/24                         1,252,500
   4,300,000                 T-Mobile USA, Inc., 6.542%, 4/28/20                       4,536,285
   3,180,000                 T-Mobile USA, Inc., 6.625%, 4/1/23                        3,301,476
   2,865,000                 T-Mobile USA, Inc., 6.633%, 4/28/21                       3,022,575
   2,000,000                 T-Mobile USA, Inc., 6.731%, 4/28/22                       2,107,500
   3,350,000                 WCP Issuer llc, 6.657%, 8/15/20 (144A)                    3,557,834
                                                                               -----------------
                                                                               $      33,961,751
                                                                               -----------------
                             Total Telecommunication Services                  $      89,778,560
------------------------------------------------------------------------------------------------
                             UTILITIES -- 1.4%
                             Electric Utilities -- 0.5%
   7,360,000                 RJS Power Holdings LLC, 5.125%, 7/15/19
                             (144A)                                            $       7,231,200
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
------------------------------------------------------------------------------------------------
                             Gas Utilities -- 0.4%
   1,850,000                 Ferrellgas LP, 6.5%, 5/1/21                       $       1,877,750
   3,585,000                 Ferrellgas LP, 6.75%, 1/15/22                             3,683,588
                                                                               -----------------
                                                                               $       5,561,338
------------------------------------------------------------------------------------------------
                             Independent Power Producers &
                             Energy Traders -- 0.5%
   1,650,000                 AES Corp. Virginia, 5.5%, 3/15/24                 $       1,650,000
   1,450,000                 NRG Energy, Inc., 6.25%, 5/1/24                           1,482,625
   4,700,000                 NRG Energy, Inc., 7.625%, 1/15/18                         5,205,250
                                                                               -----------------
                                                                               $       8,337,875
                                                                               -----------------
                             Total Utilities                                   $      21,130,413
------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $862,538,773)                               $     859,659,405
------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- 1.3%
   5,000,000      0.07       U.S. Treasury Note, Floating Rate Note, 1/31/16   $       4,999,715
   5,000,000      0.08       U.S. Treasury Note, Floating Rate Note, 10/31/16          4,998,705
   5,000,000      0.09       U.S. Treasury Note, Floating Rate Note, 4/30/16           5,000,455
   5,000,000      0.10       U.S. Treasury Note, Floating Rate Note, 7/31/16           5,000,075
                                                                               -----------------
                             TOTAL U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS (Cost $19,997,700)                    $      19,998,950
------------------------------------------------------------------------------------------------
                             SENIOR FLOATING RATE LOAN
                             INTERESTS -- 5.1%**
                             ENERGY -- 0.6%
                             Oil & Gas Drilling -- 0.3%
   3,863,910      7.50       Jonah Energy LLC, Term Loan (Second Lien),
                             5/8/21                                            $       3,612,756
   2,303,000      5.75       Offshore Group Investment, Ltd., Term Loan,
                             3/28/19                                                   1,531,495
                                                                               -----------------
                                                                               $       5,144,251
------------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 0.3%
   5,168,665      8.38       Fieldwood Energy LLC, Closing Date Loan
                             (Second Lien), 9/30/20                            $       4,044,480
                                                                               -----------------
                             Total Energy                                      $       9,188,731
------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.1%
                             Specialty Chemicals -- 0.1%
   1,489,426      3.75       Axalta Coating Systems US Holdings, Inc.,
                             Refinanced Term B Loan, 2/1/20                    $       1,495,543
                                                                               -----------------
                             Total Materials                                   $       1,495,543
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 37

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                      Value
------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.1%
                             Construction & Engineering -- 0.1%
   1,003,220      6.76       International Equipment Solutions LLC, Initial
                             Loan, 8/16/19                                       $     1,007,609
                                                                                 ---------------
                             Total Capital Goods                                 $     1,007,609
------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                             Environmental & Facilities Services -- 0.1%
     615,950      4.00       WCA Waste Corp., Term Loan, 3/23/18                 $       613,640
------------------------------------------------------------------------------------------------
                             Diversified Support Services - 0.0%+
     420,939      5.76       IAP Worldwide Services, Inc., Term Loan, 7/18/19    $       391,473
------------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.2%
   2,673,469      4.25       Monitronics International, Inc., Term B Loan,
                             3/23/18                                             $     2,682,492
                                                                                 ---------------
                             Total Commercial Services & Supplies                $     3,687,605
------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.7%
                             Auto Parts & Equipment -- 0.7%
       7,405      3.50       Allison Transmission, Inc., Term B-3 Loan, 8/23/19  $         7,462
   2,996,049      4.25       TI Group Automotive Systems LLC, Term Loan
                             Facility, 7/1/21                                          3,005,411
   7,973,211      4.00       Tower Automotive Holdings USA LLC, Refinancing
                             Term Loan, 4/23/20                                        8,008,094
                                                                                 ---------------
                                                                                 $    11,020,967
                                                                                 ---------------
                             Total Automobiles & Components                      $    11,020,967
------------------------------------------------------------------------------------------------
                             MEDIA -- 0.7%
                             Advertising -- 0.1%
   1,978,077      6.75       Affinion Group, Inc., Tranche B Term Loan,
                             4/30/18                                             $     1,903,074
------------------------------------------------------------------------------------------------
                             Broadcasting -- 0.1%
   1,410,104      4.00       Univision Communications, Inc., Replacement
                             First-Lien Term Loan, 3/1/20                        $     1,412,245
------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.4%
   6,475,181      3.50       Virgin Media Investment Holdings, Ltd., New
                             Term B Loan, 2/6/20                                 $     6,488,132
------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.1%
     877,809      3.75       Cinedigm Digital Funding I LLC, Term Loan,
                             2/28/18                                             $       881,101
                                                                                 ---------------
                             Total Media                                         $    10,684,552
------------------------------------------------------------------------------------------------
                             RETAILING -- 0.5%
                             Automotive Retail -- 0.5%
   6,925,188      5.75       CWGS Group LLC, Term Loan, 2/20/20                  $     7,012,403
                                                                                 ---------------
                             Total Retailing                                     $     7,012,403
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.0%+
                             Food Distributors -- 0.0%+
       8,476      5.75       AdvancePierre Foods, Inc., Term Loan (First
                             Lien), 7/10/17                                     $          8,554
                                                                                ----------------
                             Total Food & Staples Retailing                     $          8,554
------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                             Health Care Equipment -- 0.1%
   2,385,783      4.50       Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18   $      2,405,663
------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.8%
   1,165,792      4.25       Alliance HealthCare Services, Inc., Initial Term
                             Loan, 6/3/19                                       $      1,163,242
   1,945,403      6.75       Ardent Medical Services, Inc., 1st Lien Term
                             Loan, 5/2/18                                              1,954,726
   2,053,542      6.50       BioScrip, Inc., Initial Term B Loan, 7/31/20              2,044,558
   1,232,125      6.50       BioScrip, Inc., Term Loan, 7/31/20                        1,226,735
   2,564,100      4.25       National Mentor Holdings, Inc., Tranche B Term
                             Loan, 1/31/21                                             2,577,723
   1,502,211      5.25       National Surgical Hospitals, Inc., Tranche B-2
                             Term Loan, 7/11/19                                        1,509,722
   1,101,711      7.25       Virtual Radiologic Corp., Term Loan A, 12/22/16             944,718
                                                                                ----------------
                                                                                $     11,421,424
------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.1%
     744,966      9.75       MMM Holdings, Inc., Term Loan, 10/9/17             $        625,772
     541,593      9.75       MSO of Puerto Rico, Inc., MSO Term Loan,
                             12/12/17                                                    454,938
                                                                                ----------------
                                                                                $      1,080,710
                                                                                ----------------
                             Total Health Care Equipment & Services             $     14,907,797
------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Other Diversified Financial Services -- 0.2%
   1,965,497      5.25       WorldPay, Facility B2A Term Loan, 8/6/17           $      1,987,609
                                                                                ----------------
                             Total Diversified Financials                       $      1,987,609
------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.1%
                             Multi-line Insurance -- 0.1%
   1,233,320      5.00       Alliant Holdings I, Inc., Initial Term Loan,
                             12/20/19                                           $      1,238,331
                                                                                ----------------
                             Total Insurance                                    $      1,238,331
------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.5%
                             IT Consulting & Other Services -- 0.1%
   1,985,000      5.75       Evergreen Skills Lux Sarl, Initial Term Loan
                             (First Lien), 4/23/21                              $      1,979,861
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 39

------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                             Application Software -- 0.4%
   4,813,691      8.50       Expert Global Solutions, Inc., Term B Advance
                             (First Lien), 4/3/18                               $      4,825,725
     668,841      4.25       Vertafore, Inc., Term Loan (2013), 10/3/19                  672,018
                                                                                ----------------
                                                                                $      5,497,743
                                                                                ----------------
                             Total Software & Services                          $      7,477,604
------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.3%
                             Integrated Telecommunication Services -- 0.3%
   5,000,000      4.50       Level 3 Financing, Inc., Tranche B 2022, 1/31/22   $      5,028,645
                                                                                ----------------
                             Total Telecommunication Services                   $      5,028,645
------------------------------------------------------------------------------------------------
                             TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                             (Cost $76,466,549)                                 $     74,745,950
------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 0.7%
                             Commercial Paper -- 0.7%
   3,730,000                 Barclays Bank, Discount Note, 5/1/15               $      3,729,998
   3,730,000                 BNP Paribas, Discount Note, 5/1/15                        3,729,990
   2,400,000                 Prudential Funding, LLC, Discount Note, 5/1/15            2,399,993
                                                                                ----------------
                                                                                $      9,859,981
------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $9,860,000)                                  $      9,859,981
------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 94.3%
                             (Cost $1,356,201,442) (a)                          $  1,396,787,765
------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- 5.7%                 $     84,458,402
------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                         $  1,481,246,167
================================================================================================

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

(Cat Bond)   Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual)  Security with no stated maturity date.

(PIK)        Represents a pay-in-kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT         Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2015, the value of these securities amounted to $319,066,980 or 21.5% of total net assets.

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Semiannual Report | 4/30/15

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,361,320,398 was as follows:

                Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                            $104,023,836

                Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                             (68,556,469)
                                                                                       ------------
                Net unrealized appreciation                                            $ 35,467,367
                                                                                       ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)          Security is in default and is non-income producing.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2015 aggregated $243,415,147 and $328,384,256, respectively.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

--------------------------------------------------------------------------------------------------------
                                                                                            Net
Notional                         Obligation            Credit     Expiration   Premiums     Unrealized
Principal ($)(1)  Counterparty   Entity/Index Coupon   Rating(2)  Date         Paid         Appreciation
--------------------------------------------------------------------------------------------------------
 27,913,851       Chicago        Markit CDX 5.00%      B+         12/20/19     $1,900,095   $536,076
                  Mercantile     North America
                  Exchange       High Yield
                                 Index
--------------------------------------------------------------------------------------------------------
                                                                               $1,900,095   $536,076
========================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating or the issuer of the weighted average rating of all the underlying securities of the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 41

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund's investments:

---------------------------------------------------------------------------------------------------------------------
                                                  Level 1           Level 2             Level 3          Total
---------------------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                    $           -  $      200,929,055  $             -  $      200,929,055
Preferred Stocks
  Transportation
    Air Freight & Logistics                                -           3,705,038                -           3,705,038
  Diversified Financials
    Consumer Finance                                       -           3,301,997                -           3,301,997
  Insurance
    Reinsurance                                            -                   -        5,710,118           5,710,118
  All Other Preferred Stocks                      34,278,994                   -                -          34,278,994
Convertible Preferred Stocks
  Energy
    Oil & Gas Exploration & Production                     -           4,142,370                -           4,142,370
  Consumer Durables & Apparel
    Home Furnishings                                       -          12,143,560                -          12,143,560
  Food, Beverage & Tobacco
    Packaged Foods & Meats                                 -           6,867,294                -           6,867,294
  Diversified Financials
    Asset Management & Custody Banks                       -           2,955,000                -           2,955,000
  All Other Convertible Preferred Stocks           4,637,269                   -                -           4,637,269
Common Stock
  Capital Goods
    Industrial Machinery                                   -                   -              737                 737
  Commercial Services & Supplies
    Diversified Support Services                           -              41,087                -              41,087
  Transportation
    Air Freight & Logistics                                -           1,711,545                -           1,711,545
  Consumer Services
    Education Services                                     -             354,387                -             354,387
  All Other Common Stocks                        132,071,024                   -                -         132,071,024
Asset Backed Securities                                    -             322,198                -             322,198
Collateralized Mortgage Obligations                        -          19,351,806                -          19,351,806
Corporate Bonds
  Capital Goods
    Industrial Machinery                                   -                   -        1,716,260           1,716,260
  Insurance
    Reinsurance                                            -           3,738,940       55,087,057          58,825,997
  All Other Corporate Bonds                                -         799,117,148                -         799,117,148
U.S. Government Agency Obligations                         -          19,998,950                -          19,998,950
Senior Floating Rate Loan Interests                        -          74,745,950                -          74,745,950
Commercial Paper                                           -           9,859,981                -           9,859,981
---------------------------------------------------------------------------------------------------------------------
Total                                          $ 170,987,287  $    1,163,286,306  $    62,514,172  $    1,396,787,765
=====================================================================================================================
Other Financial Instruments
Net unrealized appreciation on swap contracts  $          --  $          536,076  $            --  $          536,076
---------------------------------------------------------------------------------------------------------------------
Total Other Financial Instruments              $          --  $          536,076  $            --  $          536,076
=====================================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Semiannual Report | 4/30/15

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

-------------------------------------------------------------------------------------------------------------------
                                                        Preferred       Common
                                                          Stocks        Stocks       Corporate Bonds      Total
-------------------------------------------------------------------------------------------------------------------
Balance as of 10/31/14                                 $   5,359,616  $          -  $   34,341,400  $   39,701,016
Realized gain (loss)1                                              -             -          13,189          13,189
Change in unrealized appreciation (depreciation)2            266,752             -      (8,591,493)     (8,324,741)
Purchases                                                          -           737      46,320,740      46,321,477
Sales                                                              -             -     (15,196,769)    (15,196,769)
Transfers in and out of Level 3 Categories                    83,750             -         (83,750)              -
Transfers in and out of Level 3**                                  -             -               -               -
-------------------------------------------------------------------------------------------------------------------
Balance as of 4/30/15                                  $   5,710,118  $        737  $   56,803,317  $   62,514,172
===================================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2015, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of investments
      still held as of 4/30/15                                              $(13,341,616)
                                                                            -------------

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at April 30, 2015. These amounts exclude valuations provided by a broker or through a third party insurance industry pricing model.

------------------------------------------------------------------------------------------------
                     Fair Value      Valuation              Unobservable
Asset Type           4/30/15         Technique (s)          Input                   Value/Range
------------------------------------------------------------------------------------------------
Corporate Bonds      $1,716,260      Market Comparables     EBITDA Multiples(1)     5.5x to 6.5x
Common Stocks        $      737      Market Comparables     EBITDA Multiples(1)     5.5x to 6.5x
------------------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of April 30, 2015:

--------------------------------------------------------------------------------------
                                          Level 1   Level 2      Level 3   Total
--------------------------------------------------------------------------------------
Assets:
Centrally cleared swap collateral         $ --      $1,505,000   $ --      $1,505,000
Liabilities:
Variation margin for centrally cleared
  swap contracts                            --         (51,510)    --         (51,510)
--------------------------------------------------------------------------------------
Total                                     $ --      $1,453,490   $ --      $1,453,490
======================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 43

Statement of Assets and Liabilities | 4/30/15 (unaudited)

ASSETS:
  Investment in securities (cost $1,356,201,442)                      $1,396,787,765
  Cash                                                                    50,548,454
  Centrally cleared swap collateral                                        1,505,000
  Receivables --
     Investment securities sold                                           22,607,556
     Fund shares sold                                                      1,318,897
     Dividends and interest                                               17,738,479
     Swap contracts, premiums paid                                         1,900,095
  Unrealized appreciation on centrally cleared swap contracts                536,076
  Prepaid expenses                                                            84,839
-------------------------------------------------------------------------------------
         Total assets                                                 $1,493,027,161
=====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                  $    6,979,538
     Fund shares repurchased                                               3,449,767
     Dividends                                                               673,285
     Trustee fees                                                              8,313
     Variation margin for centrally cleared swap contracts                    51,510
  Due to affiliates                                                          463,544
  Accrued expenses                                                           155,037
-------------------------------------------------------------------------------------
         Total liabilities                                            $   11,780,994
=====================================================================================
NET ASSETS:
  Paid-in capital                                                     $1,427,917,041
  Distributions in excess of net investment income                        (2,836,972)
  Accumulated net realized gain on investments and swap contracts         15,043,699
  Net unrealized appreciation on investments                              40,586,323
  Net unrealized appreciation on swap contracts                              536,076
-------------------------------------------------------------------------------------
         Total net assets                                             $1,481,246,167
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $834,743,924/83,166,331 shares)                   $        10.04
  Class C (based on $362,353,021/35,382,536 shares)                   $        10.24
  Class R (based on $44,401,242/3,916,541 shares)                     $        11.34
  Class Y (based on $235,164,513/23,418,170 shares)                   $        10.04
  Class Z (based on $4,583,467/491,893 shares)                        $         9.32
MAXIMUM OFFERING PRICE:
  Class A ($10.04 / 95.5%)                                            $        10.51
=====================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Semiannual Report | 4/30/15

Statement of Operations (unaudited)

For the Six Months Ended 4/30/15

INVESTMENT INCOME:
  Interest                                                      $ 39,281,372
  Dividend                                                         3,965,795
--------------------------------------------------------------------------------------------
         Total investment income                                               $ 43,247,167
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $  4,818,129
  Transfer agent fees and expenses
     Class A                                                         229,621
     Class B*                                                          1,363
     Class C                                                          44,973
     Class R                                                           3,815
     Class Y                                                          17,147
  Distribution fees
     Class A                                                       1,038,186
     Class B*                                                          3,917
     Class C                                                       1,838,107
     Class R                                                         115,810
  Shareholder communications expense                                 790,816
  Administrative reimbursement                                       209,865
  Custodian fees                                                      18,928
  Registration fees                                                   53,867
  Professional fees                                                  334,431
  Printing expense                                                    15,605
  Fees and expenses of nonaffiliated Trustees                         35,417
  Miscellaneous                                                       54,049
--------------------------------------------------------------------------------------------
     Total expenses                                                            $  9,624,046
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                      (2,471)
--------------------------------------------------------------------------------------------
     Net expenses                                                              $  9,621,575
--------------------------------------------------------------------------------------------
         Net investment income                                                 $ 33,625,592
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND SWAP CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                $ 15,543,431
     Swap contracts                                                 (283,483)  $ 15,259,948
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                $(22,830,539)
     Swap contracts                                                  536,076   $(22,294,463)
--------------------------------------------------------------------------------------------
  Net loss on investments                                                      $ (7,034,515)
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                         $ 26,591,077
============================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 45

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            4/30/15          Year Ended
                                                            (unaudited)      10/31/14
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   33,625,592   $   82,998,731
Net realized gain on investments and swap contracts             15,259,948       70,410,452
Change in net unrealized depreciation on investments and
  swap contracts                                               (22,294,463)     (87,561,507)
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   26,591,077   $   65,847,676
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.24 and $0.49 per share, respectively)     $  (19,953,536)  $  (51,734,086)
      Class B* ($0.01 and $0.38 per share, respectively)           (13,339)        (677,701)
      Class C ($0.21 and $0.42 per share, respectively)         (7,523,890)     (16,344,422)
      Class R ($0.25 and $0.50 per share, respectively)         (1,036,106)      (2,296,952)
      Class Y ($0.25 and $0.52 per share, respectively)         (5,881,647)     (15,200,183)
      Class Z ($0.24 and $0.48 per share, respectively)           (119,968)        (354,433)
Net realized gain:
      Class A ($0.47 and $0.39 per share, respectively)        (39,952,752)     (41,922,595)
      Class B* ($0.00 and $0.39 per share, respectively)                --         (789,847)
      Class C ($0.47 and $0.39 per share, respectively)        (17,243,465)     (15,125,505)
      Class R ($0.47 and $0.39 per share, respectively)         (1,986,479)      (1,740,430)
      Class Y ($0.47 and $0.39 per share, respectively)        (10,891,583)     (11,661,682)
      Class Z ($0.47 and $0.39 per share, respectively)           (204,761)        (226,381)
--------------------------------------------------------------------------------------------
          Total distributions to shareowners                $ (104,807,526)  $ (158,074,217)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  188,961,222   $  456,963,949
Reinvestment of distributions                                   89,938,964      135,491,462
Cost of shares repurchased                                    (337,232,687)    (948,516,737)
--------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                                 $  (58,332,501)  $ (356,061,326)
--------------------------------------------------------------------------------------------
      Net decrease in net assets                            $ (136,548,950)  $ (448,287,867)
NET ASSETS:
Beginning of period                                          1,617,795,117    2,066,082,984
--------------------------------------------------------------------------------------------
End of period                                               $1,481,246,167   $1,617,795,117
--------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                        $   (2,836,972)  $   (1,934,078)
============================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                                '15 Shares      '15 Amount
                                (unaudited)     (unaudited)       '14 Shares     '14 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                       9,836,893     $  98,418,664      22,628,161    $  244,426,656
Reinvestment of
   distributions                  5,465,519        54,508,145       8,030,042        86,166,013
Less shares repurchased         (17,126,298)     (169,567,125)    (54,617,046)     (588,741,394)
------------------------------------------------------------------------------------------------
      Net decrease               (1,823,886)    $ (16,640,316)    (23,958,843)   $ (258,148,725)
================================================================================================
Class B*
Shares sold or exchanged              1,590     $      16,934          42,451    $      463,317
Reinvestment of
   distributions                         --                --         115,630         1,251,178
Less shares repurchased          (1,349,988)      (14,282,976)       (913,584)       (9,960,499)
------------------------------------------------------------------------------------------------
      Net decrease               (1,348,398)    $ (14,266,042)       (755,503)   $   (8,246,004)
================================================================================================
Class C
Shares sold                       1,442,203     $  14,597,104       2,431,370    $   26,682,709
Reinvestment of
   distributions                  1,833,342        18,669,171       2,158,906        23,594,501
Less shares repurchased          (4,857,990)      (49,026,573)     (6,955,018)      (76,477,421)
------------------------------------------------------------------------------------------------
      Net decrease               (1,582,445)    $ (15,760,298)     (2,364,742)   $  (26,200,211)
================================================================================================
Class R
Shares sold                         496,944     $   5,518,484       1,135,491    $   13,776,692
Reinvestment of
   distributions                    254,580         2,867,320         318,501         3,838,679
Less shares repurchased          (1,154,951)      (12,873,263)     (1,675,707)      (20,317,088)
------------------------------------------------------------------------------------------------
      Net decrease                 (403,427)    $  (4,487,459)       (221,715)   $   (2,701,717)
================================================================================================
Class Y
Shares sold                       6,827,002     $  67,576,016      15,253,495    $  165,300,175
Reinvestment of
   distributions                  1,359,936        13,571,815       1,870,357        20,077,374
Less shares repurchased          (8,897,734)      (88,296,872)    (22,818,797)     (245,204,364)
------------------------------------------------------------------------------------------------
      Net decrease                 (710,796)    $  (7,149,041)     (5,694,945)   $  (59,826,815)
================================================================================================
Class Z
Shares sold                         311,109     $   2,834,020         627,900    $    6,314,400
Reinvestment of
   distributions                     34,800           322,513          56,351           563,717
Less shares repurchased            (343,779)       (3,185,878)       (773,275)       (7,815,971)
------------------------------------------------------------------------------------------------
      Net increase
          (decrease)                  2,130     $     (29,345)        (89,024)   $     (937,854)
================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 47

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months              Year           Year           Year
                                                    Ended        Year       Ended          Ended          Ended          Year
                                                    4/30/15      Ended      10/31/13       10/31/12       10/31/11       Ended
                                                    (unaudited)  10/31/14   (Consolidated) (Consolidated) (Consolidated) 10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                $  10.54     $  11.07   $    10.25     $     9.67     $     9.88     $     8.69
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   0.23     $   0.46   $     0.51     $     0.51     $     0.51     $     0.49
   Net realized and unrealized gain (loss) on
      investments                                      (0.02)       (0.11)        0.84           0.59          (0.18)          1.17
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $   0.21     $   0.35   $     1.35     $     1.10     $     0.33     $     1.66
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                            $  (0.24)    $  (0.49)  $    (0.53)    $    (0.52)    $    (0.54)    $    (0.47)
   Net realized gain                                   (0.47)       (0.39)          --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $  (0.71)    $  (0.88)  $    (0.53)    $    (0.52)    $    (0.54)    $    (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $  (0.50)    $  (0.53)  $     0.82     $     0.58     $    (0.21)    $     1.19
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  10.04     $  10.54   $    11.07     $    10.25     $     9.67     $     9.88
====================================================================================================================================
Total return*                                           2.15%        3.22%       13.52%(a)      11.66%          3.20%         19.66%
Ratio of net expenses to average net assets             1.15%**      1.15%        1.14%          1.16%          1.16%          1.18%
Ratio of net investment income (loss) to average
   net assets                                           4.69%**      4.34%        4.82%          5.18%          4.99%          5.28%
Portfolio turnover rate                                   34%**        28%          46%            33%            47%            20%
Net assets, end of period (in thousands)            $834,744     $895,795   $1,206,497     $1,263,707     $1,467,120     $1,584,198
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.49%.

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months              Year           Year           Year
                                                      Ended        Year       Ended          Ended          Ended          Year
                                                      4/30/15      Ended      10/31/13       10/31/12       10/31/11       Ended
                                                      (unaudited)  10/31/14   (Consolidated) (Consolidated) (Consolidated) 10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $  10.74     $  11.28   $  10.43       $   9.84       $  10.04       $   8.83
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $   0.20     $   0.40   $   0.44       $   0.45       $   0.44       $   0.42
   Net realized and unrealized gain (loss) on
      investments                                        (0.02)       (0.13)      0.87           0.59          (0.17)          1.20
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $   0.18     $   0.27   $   1.31       $   1.04       $   0.27       $   1.62
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                              $  (0.21)    $  (0.42)  $  (0.46)      $  (0.45)      $  (0.47)      $  (0.41)
   Net realized gain                                     (0.47)       (0.39)        --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $  (0.68)    $  (0.81)  $  (0.46)      $  (0.45)      $  (0.47)      $  (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $  (0.50)    $  (0.54)  $   0.85       $   0.59       $  (0.20)      $   1.21
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.24     $  10.74   $  11.28       $  10.43       $   9.84       $  10.04
====================================================================================================================================
Total return*                                             1.78%        2.41%     12.87%(a)      10.85%          2.59%         18.79%
Ratio of net expenses to average net assets               1.90%**      1.83%      1.86%          1.85%          1.87%          1.88%
Ratio of net investment income (loss) to average
   net assets                                             3.95%**      3.65%      4.11%          4.50%          4.32%          4.60%
Portfolio turnover rate                                     34%**        28%        46%            33%            47%            20%
Net assets, end of period (in thousands)              $362,353     $397,186   $443,442       $467,377       $527,822       $599,656
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.75%.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 49

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months            Year           Year           Year
                                                         Ended       Year      Ended          Ended          Ended          Year
                                                         4/30/15     Ended     10/31/13       10/31/12       10/31/11       Ended
                                                         (unaudited) 10/31/14  (Consolidated) (Consolidated) (Consolidated) 10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                     $ 11.84     $ 12.39   $ 11.46        $ 10.82        $ 11.03        $  9.70
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                          $  0.24     $  0.48   $  0.53        $  0.53        $  0.54        $  0.49
   Net realized and unrealized gain (loss) on
      investments                                          (0.02)      (0.14)     0.95           0.64          (0.19)          1.34
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations       $  0.22     $  0.34   $  1.48        $  1.17        $  0.35        $  1.83
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                 $ (0.25)    $ (0.50)  $ (0.55)       $ (0.53)       $ (0.56)       $ (0.50)
   Net realized gain                                       (0.47)      (0.39)       --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      $ (0.72)    $ (0.89)  $ (0.55)       $ (0.53)       $ (0.56)       $ (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $ (0.50)    $ (0.55)  $  0.93        $  0.64        $ (0.21)       $  1.33
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 11.34     $ 11.84   $ 12.39        $ 11.46        $ 10.82        $ 11.03
====================================================================================================================================
Total return*                                               2.00%       2.82%    13.24%(a)      11.11%          3.03%         19.32%
Ratio of net expenses to average net assets                 1.44%**     1.49%     1.47%          1.56%          1.46%          1.49%
Ratio of net investment income (loss) to average
   net assets                                               4.39%**     3.99%     4.50%          4.79%          4.73%          5.00%
Portfolio turnover rate                                       34%**       28%       46%            33%            47%            20%
Net assets, end of period (in thousands)                 $44,401     $51,146   $56,248        $69,207        $78,187        $95,303
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.13%.

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months              Year           Year           Year
                                                      Ended        Year       Ended          Ended          Ended          Year
                                                      4/30/15      Ended      10/31/13       10/31/12       10/31/11       Ended
                                                      (unaudited)  10/31/14   (Consolidated) (Consolidated) (Consolidated) 10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                  $  10.55     $  11.08   $  10.25       $   9.67       $   9.88       $   8.69
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $   0.25     $   0.50   $   0.55       $   0.54       $   0.55       $   0.51
   Net realized and unrealized gain (loss) on
      investments                                        (0.04)       (0.12)      0.85           0.59          (0.19)          1.19
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $   0.21     $   0.38   $   1.40       $   1.13       $   0.36       $   1.70
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                              $  (0.25)    $  (0.52)  $  (0.57)      $  (0.55)      $  (0.57)      $  (0.51)
   Net realized gain                                     (0.47)       (0.39)        --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $  (0.72)    $  (0.91)  $  (0.57)      $  (0.55)      $  (0.57)      $  (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $  (0.51)    $  (0.53)  $   0.83       $   0.58       $  (0.21)      $   1.19
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.04     $  10.55   $  11.08       $  10.25       $   9.67       $   9.88
====================================================================================================================================
Total return*                                             2.19%        3.55%     13.98%(a)      12.02%          3.55%         20.16%
Ratio of net expenses to average net assets               0.87%**      0.84%      0.82%          0.82%          0.81%          0.79%
Ratio of net investment income (loss) to average
   net assets                                             4.95%**      4.64%      5.12%          5.51%          5.33%          5.67%
Portfolio turnover rate                                     34%**        28%        46%            33%            47%            20%
Net assets, end of period (in thousands)              $235,165     $254,504   $330,398       $287,901       $372,280       $300,881
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.89%.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 51

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months            Year           Year           Year
                                                         Ended       Year      Ended          Ended          Ended          Year
                                                         4/30/15     Ended     10/31/13       10/31/12       10/31/11       Ended
                                                         (unaudited) 10/31/14  (Consolidated) (Consolidated) (Consolidated) 10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                     $  9.83     $ 10.34   $  9.85        $  9.33        $  9.86        $  8.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                          $  0.23     $  0.47   $  0.53        $  0.54        $  0.53        $  0.53
   Net realized and unrealized gain (loss) on
      investments                                          (0.03)      (0.11)     0.50           0.50          (0.50)          1.18
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations       $  0.20     $  0.36   $  1.03        $  1.04        $  0.03        $  1.71
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                 $ (0.24)    $ (0.48)  $ (0.54)       $ (0.52)       $ (0.56)       $ (0.50)
   Net realized gain                                       (0.47)      (0.39)       --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      $ (0.71)    $ (0.87)  $ (0.54)       $ (0.52)       $ (0.56)       $ (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $ (0.51)    $ (0.51)  $  0.49        $  0.52        $ (0.53)       $  1.21
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  9.32     $  9.83   $ 10.34        $  9.85        $  9.33        $  9.86
====================================================================================================================================
Total return*                                               2.18%       3.64%    10.70%(a)      11.54%          0.06%         20.35%
Ratio of net expenses to average net assets                 0.85%**     0.85%     0.85%          0.85%          0.85%          0.85%
Ratio of net investment income (loss) to average
   net assets                                               4.97%**     4.63%     5.09%          5.42%          5.15%          5.60%
Portfolio turnover rate                                       34%**       28%       46%            33%            47%            20%
Net assets, end of period (in thousands)                 $ 4,583     $ 4,813   $ 5,985        $ 6,353        $ 4,296        $ 2,499
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses to average net assets                     0.96%**     0.89%     0.90%          1.08%          0.97%          0.98%
   Net investment income (loss) to average net assets       4.86%**     4.59%     5.04%          5.19%          5.03%          5.47%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 10.64%.

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Yield Fund | Semiannual Report | 4/30/15

Notes to Financial Statements | 4/30/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

During the period covered by this report, the Fund offered five classes of shares designated as Class A, Class C, Class R, Class Y and Class Z shares. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 53

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.


54 Pioneer High Yield Fund | Semiannual Report | 4/30/15

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At April 30, 2015, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 0.1% of net assets.

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.



                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 55

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                 $ 86,607,777
    Long term capital gain                                            71,466,440
    ----------------------------------------------------------------------------
         Total                                                      $158,074,217
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $ 13,551,829
    Undistributed long term capital gain                             60,457,585
    Dividend payable                                                   (761,745)
    Net unrealized appreciation                                      58,297,906
    ----------------------------------------------------------------------------
         Total                                                     $131,545,575
    ============================================================================

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market on swaps, adjustments relating to catastrophe bonds, interest on defaulted bonds, and interest accruals on preferred stock and other holdings.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $16,029 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2015.



56 Pioneer High Yield Fund | Semiannual Report | 4/30/15

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 57 obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.


58 Pioneer High Yield Fund | Semiannual Report | 4/30/15

    Open credit default swap contracts at April 30, 2015 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the period ended April 30, 2015 was $957,732.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the six months ended April 30, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets. Fees waived and expenses reimbursed during the six months ended April 30, 2015 are reflected on the Statement of Operations. This expense limitation is in effect through March 1, 2016 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $98,429 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $385,385
Class B                                                                      245
Class C                                                                  228,798
Class R                                                                   41,647
Class Y                                                                  129,828
Class Z                                                                    4,913
--------------------------------------------------------------------------------
  Total                                                                 $790,816
================================================================================



                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 59

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $332,415 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2015.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $32,700 in distribution fees payable to PFD April 30, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2015, CDSCs in the amount of $7,318 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended April 30, 2015, the Fund's expenses were not reduced under such arrangements.



60 Pioneer High Yield Fund | Semiannual Report | 4/30/15

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect during the six months ended April 30, 2015, was in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% (0.90% prior to February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2015, the Fund had no borrowings under the credit facility.

7. Bridge Loan Commitments

As of April 30, 2015, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitment outstanding as of April 30, 2015:

--------------------------------------------------------------------------------
                                                                  Net Unrealized
Loan                     Shares       Cost          Value         Appreciation
--------------------------------------------------------------------------------
A. Schulman, Inc.,
 Bridge Loan             5,100,000    $5,100,000   $5,100,000     $ --
Concentra Inc., Bridge
 Term Loan               3,430,000     3,430,000    3,430,000       --
Rite Aid Corporation,
 Bridge Loan             7,530,000     7,530,000    7,530,000       --
Sterigenics-Nordion,
 Bridge Loan             5,720,000     5,720,000    5,720,000       --
Tenet Healthcare,
 Term Loan               1,035,000     1,035,000    1,035,000       --
Tenet Healthcare,
 Unsecured Bridge        3,110,000     3,110,000    3,110,000       --
--------------------------------------------------------------------------------
Total                                                             $ --
--------------------------------------------------------------------------------


                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 61

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2015 were as follows:

------------------------------------------------------------------------------------
Derivatives not
accounted for as          Asset Derivatives 2015        Liabilities Derivatives 2015
hedging instruments       ----------------------------------------------------------
under Accounting          Statement of Assets           Statement of Assets
Standards Codification    and Liabilities               and Liabilities
(ASC) 815                 Location           Value      Location               Value
------------------------------------------------------------------------------------
Swap contracts            Net unrealized    $536,076    Net unrealized       $    --
                          appreciation on               depreciation on
                          swap contracts                swap contracts
------------------------------------------------------------------------------------
Total                                       $536,076                         $    --
------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2015 was as follows:

------------------------------------------------------------------------------------------
                                                                            Change in
Derivatives Not                                                             Unrealized
Accounted for as                                           Realized         Appreciation
Hedging Instruments      Location of Gain                  Gain or (Loss)   (Depreciation)
Under Accounting         or (Loss) on                      on Derivatives   on Derivatives
Standards Codification   Derivatives Recognized            Recognized       Recognized
(ASC) 815                in Income                         in Income        in Income
------------------------------------------------------------------------------------------
Credit default swaps     Net realized gain (loss)
                         on credit default swaps           $(283,483)
Credit default swaps     Change in unrealized
                         appreciation (depreciation) on
                         credit default swaps                               $536,076

9. Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

10. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm. Deloitte & Touche LLP replaced Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended October 31, 2013 and October 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no

62 Pioneer High Yield Fund | Semiannual Report | 4/30/15 disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304
(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

11. Additional Information

PIM, the Trust's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

12. Pending Litigation

The Fund is currently involved in a litigation matter relating to Fund investments. The plaintiff in the matter seeks to recover approximately $73 million in principal from the Fund, together with interest. The Fund believes the claim is without merit and is defending the matter vigorously. On January 14, 2014, Judge Gerber of the United States Bankruptcy Court for the Southern District of New York issued a Decision and Order on Motions to Dismiss in the litigation. Judge Gerber denied in part and granted in part the motions to dismiss. The plaintiff filed a third amended complaint on April 18, 2014. Defendants filed a renewed motion to dismiss on July 30, 2014. Oral argument on the motion to dismiss took place on January 14 and 15, 2015. Factual


                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 63 discovery has commenced and will run through late March 2016. It is reasonably possible that an adverse outcome may result. Currently, the amount of a judgment cannot be reasonably estimated. On December 4, 2014, the plaintiff made a settlement offer to all defendants in the Fund litigation. The plaintiff offered full settlement for 10% of the face amount of the claims. A limited group of small holders accepted the settlement offer. On April 24, 2015, the plaintiff renewed its settlement offer. The plaintiff is now offering full settlement for 8.5% of the face amount of the claims. The plaintiff has not set a firm deadline for responding to the renewed settlement offer.

13. Subsequent Event

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Fund will be converted to Class Y shares. Shareholders may continue to hold their Class Z shares until the Conversion. No sales charges or other charges will be assessed in connection with the Conversion.

64 Pioneer High Yield Fund | Semiannual Report | 4/30/15

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 65

                           This page for your notes.

66 Pioneer High Yield Fund | Semiannual Report | 4/30/15

                           This page for your notes.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/15 67

                           This page for your notes.


68 Pioneer High Yield Fund | Semiannual Report | 4/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19383-09-0615

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the period ended April 30, 2015, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 26, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 26, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 26, 2015

* Print the name and title of each signing officer under his or her signature.